As filed with the Securities and Exchange Commission on January 16, 2009

Securities Act File No.

Investment Company Act File No.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No.	☐

(Check appropriate box or boxes.)

THE MOTLEY FOOL FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

Motley Fool Asset Management, LLC

2000 Duke Street

Suite 175

Alexandria, VA, 22314

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:  (703) 302-1100

Peter E. Jacobstein
Motley Fool Asset Management, LLC

2000 Duke Street

Suite 175

Alexandria, VA 22314

(Name and Address of Agent for Service)

Copy to:

Kenneth S. Gerstein, Esq.

Schulte Roth & Zabel LLP

919 Third Avenue

New York, New York 10022

Approximate Date of Proposed Public Offering:  As soon as practicable after this registration statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)

☐  immediately upon filing pursuant to paragraph (b)

☐  on (date) pursuant to paragraph (b)

☐  60 days after filing pursuant to paragraph (a)(1)

☐  on (date) pursuant to paragraph (a)(1)

☐  75 days after filing pursuant to paragraph (a)(2)

☐  on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file an amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer and sale is not permitted.

Subject to Completion

PROSPECTUS
dated [  ], 2009

Motley Fool Independence Fund

A series of The Motley Fool Funds Trust

2000 Duke Street, Suite 175
Alexandria, VA 22314

The investment objective of Motley Fool Independence Fund (the “Fund”) is to achieve superior long-term capital appreciation. The Fund pursues its objective by investing primarily in common stocks and equity-related securities of U.S. companies and of companies that are organized in other countries around the world.

This prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records. Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved the Fund’s shares or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Fund Goal and Strategies	3
Principal Risk Factors	4
Past Performance	6
Who Should Invest in the Fund?	6
Fees and Expenses	7
The Fund’s Approach to Investing	9
Additional Information About the Fund’s Investments and Related Risks	11
Other Risks of Investing in the Fund	14
Management of the Fund	15
Fund Expenses	18
Net Asset Value	18
How to Buy Shares	19
How to Redeem Shares	22
Dividends, Distributions, and Taxes	25
Miscellaneous Information	26
General Information	26

No securities dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or The Motley Fool Funds Trust. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.

2

FUND GOAL AND STRATEGIES(1)

Investment Objective(2)

The investment objective of the Fund is to achieve superior long-term capital appreciation.

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in common stocks and equity-related securities of U.S. companies and of companies that are organized in other countries around the world.(3)  It employs a value-based investment strategy and seeks superior long-term performance by acquiring securities of companies at prices that the Fund’s investment adviser, Motley Fool Asset Management, LLC (the “Adviser”), believes to be significantly below their intrinsic value.

The portion of the Fund’s assets allocated to investments in the U.S. and other countries will vary based on the Adviser’s judgment of the relative attractiveness of available investment opportunities in different markets.  As a result of the Fund’s value focus, it is expected that investments in the securities of U.S. companies having smaller market capitalizations (“Small-Cap Companies”) and foreign companies will be an important component of the Fund’s investment program. In managing the Fund’s investment portfolio, the Adviser regularly reviews and adjusts the Fund’s allocations to particular markets and sectors to maintain a diversified mix of investments that the Adviser believes are undervalued and offer the best overall potential for capital appreciation.  Although there is no limitation on the percentage of the Fund’s net assets that may be invested in securities of foreign companies, it is expected that such investments will generally constitute no more than 50% of the Fund’s net assets.

The Fund seeks investment returns that exceed the return of the Morgan Stanley Capital International World Index (the “MSCI World Index”).  However, the Fund’s investment portfolio is not weighted in terms of countries or issuers the same as the MSCI World Index.  For this reason,(4) the Fund’s investment performance should not be expected to track, and may exceed or trail, the MSCI World Index.

Under normal market circumstances, the Fund seeks to stay fully invested, primarily in common stocks, and does not attempt to time the market.(5)  However, the Fund may invest in other types of securities and in other asset classes when, in the judgment of the Adviser, such investments offer more attractive potential returns. The Fund’s investments may(6) include all types of equity and equity-related securities, including preferred stocks (including third-party trust preferred stocks), convertible preferred stocks and convertible bonds, and rights and warrants, and may also include debt securities. The Fund may also invest in securities of exchange-traded funds (“ETFs”), American Depository Receipts (“ADRs”), real estate investment trusts (“REITs”), and master limited partnerships (“MLPs”). Current income is not an objective of the Fund. However, income potential is considered by the Adviser when evaluating individual securities for investment by the Fund.

(1)

Hello, and welcome to the Prospectus. These comments are to help you understand the Prospectus, teach you some things to look for in a fund, and to make you chuckle, a little. Our goal, like that of The Motley Fool, is to educate, amuse, and enrich you.

(2)

This section sets out what the Fund is trying to accomplish. It means that the Fund seeks to increase value over the long term. It does not choose investments based primarily on the income they generate, although it considers income as part of the overall investment return.

(3)	We regard the entire world as our market and the Fund invests its assets (i.e., your money) accordingly.

(4)

A note about our benchmark: The MSCI World Index is a widely recognized yardstick for gauging the performance of global funds (i.e., those that invest in both domestic securities and foreign fare) such as the Fund. That said, the performance of the Fund will not correlate perfectly to this index, nor would we want it to: Indeed, the Fund will earn its keep by courting what the pros call “tracking error,” deviating from the benchmark by investing in areas of the market that, in the view of the Adviser, offer the greatest potential for superior performance. The Fund, for example, will generally sport a greater allocation to smaller-cap names than the benchmark.

(5)

Translation: The Adviser’s job is to identify what it believes are compelling investment opportunities, not to park your investment dollars in cash, unless the Adviser thinks that cash is temporarily the best place for the Fund’s money.

(6)	This “may” is well worth emphasizing, as the Fund’s primary focus is the common stock of companies that the Adviser believes are both promising and undervalued.

3

The Fund’s investment portfolio is generally composed of at least 30 investment positions, with the 10 largest positions representing not more than 40% of the Fund’s net assets. The Adviser’s investment process focuses on issuers of all sizes engaged in a broad range of industries in many countries. Although as a consequence of the value-based investment strategy investments in Small-Cap Companies and foreign companies are a focus of the Fund’s investment program, there are no pre-set targets for investing in companies of any particular size or in any particular country, region, or industry. The Fund’s investments in companies of various sizes and in particular industries, market segments, and instruments will vary over time based on the Adviser’s assessment of their overall potential to produce superior long-term capital appreciation. To limit the risks associated with highly concentrated holdings, the Fund does not invest more than 5% of its net assets in the securities of any one issuer.

Consistent with the Fund’s objective, the Fund does not generally engage in short-term trading. This investment approach, together with the Adviser’s consideration of the potential tax impact on shareholders of the Fund’s transactions, is intended to enhance the after-tax investment return of the Fund (i.e., the Fund’s total return after payment of applicable income taxes by shareholders).

PRINCIPAL RISK FACTORS(7)

An investment in the Fund involves certain risks. The value of the Fund’s investments may increase or decrease, which will cause the value of the Fund’s shares to increase or decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective.

Investments in Equity Securities

Investments in common stocks and other equity-related securities have historically been a leading choice for long-term investors. Many factors cause the values of these securities to rise and fall. The common stock or other securities of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer-than-expected earnings or certain management decisions) or to changes in the industry in which the company is engaged (such as a reduction in the demand for its products or services). General market and economic factors may adversely affect securities markets generally, which could, in turn, adversely affect the value of the Fund’s investments in equity securities, regardless of the performance or expected performance of companies in which the Fund invests.(8) There is also a risk that the judgments of the Adviser about the attractiveness, value, appreciation potential, and risks of particular securities will be incorrect.(9)

Investments in Small-Capitalization Companies

The Fund may invest in securities of companies having relatively small market capitalizations. Investments in securities of Small-Cap Companies involve greater risks than investments in larger, more established companies, because, for example, Small-Cap Companies may lack the management experience, financial resources, product diversification, and competitive strength of larger companies. The frequency and volume of trading in the securities of Small-Cap Companies may be substantially more volatile than is typical of larger companies. The value of securities of Small-Cap Companies tends to be more vulnerable to adverse developments specific to the company or its industry, or the securities markets generally, than the securities of larger-capitalization companies. Returns on these investments may vary substantially from the performance of the overall equity markets.(10)

(7)

This section may look like a way for us to make excuses if things don’t work out, but it’s important. Any investment comes with risks, and those risks differ depending upon a fund’s objective, strategy, and manager. We don’t promise that you will make money with the Fund, and we wouldn’t do so even if the law permitted us to say such a thing. Over any given time period, no matter how hard or how long the Adviser works, the value of the Fund could go down, and you could lose money.

(8)	Stocks may go up and they may go down, sometimes unpredictably.

(9)

Sometimes, great businesses are not great investments. We endeavor to find companies that meet both criteria, but there can be no guarantee that we will succeed. The Adviser works very hard to find what it thinks are the best investments for the Fund. At the same time, equity investments have risks. Sometimes they go up, and sometimes they go down, sometimes for reasons that we don’t expect. Sometimes the Adviser may just get things wrong. As Yogi Berra once said, it can be difficult to make predictions, especially about the future.

(10)

We plan to make investments in stocks of small- and medium-sized companies. Not surprisingly, shares of those companies may be more volatile than shares of larger, more established companies. This volatility means that their share prices may move up or down more quickly or to a greater extent than shares of larger companies. That can be nice when we’re right about a particular stock, but less satisfying when we’re wrong.

4

Foreign Investments

The Fund invests in the securities of foreign companies, including companies located in both developed and emerging-market countries. Investment in foreign securities may include the purchase of depositary receipts, such as ADRs and similar investments, that represent indirect interests in the securities of foreign companies. A significant portion of the Fund’s exposure to foreign investments may be composed of such investments. Investing in securities of foreign companies involves risks generally not associated with investments in the securities of U.S. companies, including the risks of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers, and political and economic instability. Securities of foreign issuers generally trade and thus may be purchased and sold by the Fund in foreign markets. The principal risks generally associated with foreign investing include:

Country Risk

Country risk includes the political, social, economic, and other conditions that are unique to a particular country or region. These conditions may include less publicly available information, inferior regulatory oversight (including less demanding accounting, auditing, corporate governance, investor relations, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for comparable U.S. investments, which means that, at times, it may be difficult to sell foreign securities at favorable prices.

Currency Risk(11)

Currency risk results from changes in the rate of exchange between the currency of the country in which a foreign company is domiciled or keeps its books and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency itself, changes in the exchange rate add to or subtract from the value of the investment in U.S. dollars. The Fund generally does not seek to hedge currency risk, and although the Adviser considers currency risks as part of its investment process, its judgments in this regard may not always be correct.

Custody Risk

Custody risk refers to the process of clearing and settling trades, as well as to holding securities with local agents and depositories. Low trading volumes and volatile prices in certain foreign markets make trades more difficult to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities with designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of problems occurring.

Investment in Emerging-Market Countries

Investing in emerging-market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. In many less-developed markets, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of certain countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those of more developed markets. In the event of a default on an investment in a foreign debt obligation, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuer of that security. The Fund may also be subject to emerging-markets risk to the extent that it invests in companies that are not domiciled in an emerging market, but have customers, products, or transactions associated with emerging markets.

(11)

Simply, if the Fund holds a foreign stock, and the stock is traded on a foreign exchange, with its price denominated in that foreign currency, the value of the stock will change, for the Fund, whenever the relative value of the U.S. dollar and that foreign currency change. To take an imaginary example, if the Fund holds shares in Ruritania Telecom, traded on the Ruritanian Stock Exchange, those shares will be worth more to the Fund if the value of the Ruritanian Lek increases against the U.S. dollar, and vice versa, all other things being equal.

5

PAST PERFORMANCE

A bar chart and past performance table are not included in this prospectus, because the Fund has not completed a full calendar year of operations. After completion of its first calendar year of operations, the Fund will present these items and compare its performance to the performance of the MSCI World Index. The Fund will provide a brief explanation of information showing changes in its performance from year to year and showing how its average annual returns over various periods compare with those of the MSCI World Index.

WHO SHOULD INVEST IN THE FUND?

The Fund invests primarily in equity securities. Based on past performance, equity investments have, over the long term, provided higher investment returns than investments in bonds and other fixed-income securities. However, in general, equity investments also involve greater risks of loss and greater price volatility. You should consider an investment in the Fund if you are seeking long-term capital appreciation and are willing to accept the risks that are associated with the securities in which the Fund invests and with the investment strategies used by the Fund. You should also have an investment horizon of at least three years. The Fund is not designed for investors who are seeking current income or short-term gains.(12)

(12)

The Fund is not for everyone. If you are seeking something other than long-term capital appreciation (for example, if you require current investment income to live off), if you’re not comfortable with the risks, or if you expect to need your money back soon, this is not the fund for you.

6

FEES AND EXPENSES(13)

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.(14) Expenses are based on estimated expenses of the Fund during its first year of operations.(15)

Shareholder Fees (Fees Paid Directly From Your Investment):
Maximum Sales Charge (Load)(16) Imposed on Purchases (As a Percentage of Offering Price)	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee(17) (As a Percentage of Amount Redeemed)	2.00	%(a)
Exchange Fee	NONE
Small-Balance Account Fee	$24	(b)

Annual Fund Operating Expenses (Expenses That Are Deducted From Fund Assets):
Management Fees(18)	0.95	%(c)
Distribution (12b-1) Fees	NONE
Other Expenses	1.35	%(d)
Total Annual Fund Operating Expenses	2.30	%(e)
Fee/Expense Waiver	0.95	%(f)
Annual Operating Expenses After Waiver	1.35%

(a)

A redemption fee is imposed only on the redemption of shares held for fewer than 90 days. This fee does not apply to the redemption of shares that were purchased by reinvesting dividends or other Fund distributions. It also does not apply to redemptions made to make required distributions from an Individual Retirement Account or other tax-deferred retirement account or to redemptions following the death or disability of a record shareholder.

(b)

If you maintain your account directly with the Fund and the value of your account is less than $10,000, your account may be subject annually to a $24 small-balance account fee, which will be assessed by redeeming shares from your account. See “HOW TO BUY SHARES — Small-Balance Account Fee.”

(c)

The Fund pays the Adviser a fee that is computed and paid monthly at the annual rate of 0.95% of the Fund’s average daily net assets during the month (the “Basic Fee”). Commencing the first month following the

(13)

The Motley Fool has long criticized the mutual fund industry for its exorbitant fees, and we’ve endeavored to keep our own price tag low. The charges you won’t find listed here (because we don’t ding you for them) include sales charges (loads) and 12b-1 marketing and distribution fees.

(14)

Many investors do not pay enough attention to the Fees and Expenses sections of prospectuses. We think that’s a mistake. You are investing your money, in the hope that it will grow. Every dollar that you pay in fees and expenses is a dollar that is no longer working for you. With the power of compounding over time, each dollar in fees could cost you significantly more than a dollar in forgone returns. Does that mean that you should always invest in the cheapest fund you can find? Not necessarily. Fees and expenses are just part of the calculation of the total value that you receive from any given fund.

(15)

Longtime followers know that The Motley Fool has written early and often about the virtues of index funds, which typically cost less than actively managed vehicles. To be sure, costs are certainly an important consideration when choosing a fund. Savvy types, however, should bear this in mind: With an index tracker, investors are likely to lose to the market each year by about the amount of the Fund’s annual expenses. The Fund’s objective, on the other hand, is to surpass the market’s return, not merely to lag it by the amount of its expense ratio. Of course, we may not succeed.

(16)

A “load,” or sales charge, is a fee that you are charged for the “privilege” of investing in some mutual funds. When a fund charges a load, that means that you are putting less of your money to work than you might think. For example, if you were investing $10,000 in a fund that had a 2.5% front-end load, $250 would be taken off the top of your investment, leaving you with only $9,750 in your account. The Fund does not charge any load.

(17)

A word to the Foolishly wise: We believe that redemption fees are good news for long-term shareholders. They offset the transaction-cost impact of short-term investors. What's more, redemption fees flow back to the Fund itself, not to the coffers of the Adviser.

(18)	The Management Fee is the amount paid to the Adviser for its work in managing the Fund. You probably didn't need us to explain that.

7

completion of 12 full calendar months of operations of the Fund, the advisory fee is subject to monthly adjustment, based on the investment performance of the Fund relative to the performance of the MSCI World Index measured over the trailing 12 calendar months (the “Performance Measurement Period”). This performance-based adjustment(19) may result in an increase in monthly compensation to the Adviser by an amount equal to 1/12th of 0.20% of the average daily net assets of the Fund during the Performance Measurement Period if the Fund outperforms the MSCI World Index by 3 percentage points or more, or a decrease in the Adviser’s compensation by an amount equal to 1/12th of 0.20% of the average daily net assets of the Fund during the Performance Measurement Period, if the Fund underperforms the MSCI World Index by 3 percentage points or more (See “MANAGEMENT OF THE FUND — Advisory Fees”). The MSCI World Index, an unmanaged index, is compiled from a composite of securities traded in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is widely recognized by investors in international markets as a benchmark for portfolios of global securities. The MSCI World Index reflects reinvestment of all distributions and changes in market prices.

(d)

Assumes average net assets of $50 million. If average net assets of the Fund are less (or more) than this amount, “Other Expenses” would be more (or less) than the percentage rate shown. “Other Expenses” include initial organization costs, which are an expense of the Fund only during the first year of its operations. For a more complete description of the various fees and expenses of the Fund, see “FUND EXPENSES” and “MANAGEMENT OF THE FUND.”

In addition to the fees and expenses that the Fund bears directly, the Fund’s shareholders indirectly bear the fees and expenses of any investment funds in which the Fund invests. “Other Expenses” reflects the impact of these expenses and is based on estimated amounts for the current fiscal year.

(e)

Because the Fund’s performance will affect the fees paid to the Adviser (commencing the first month following the completion of 12 full calendar months of operations), and because the amount of the Fund’s average net assets affects the estimate of “Other Expenses,” “Total Annual Fund Operating Expenses” may vary from that shown.

(f)

Pursuant to an expense limitation and reimbursement agreement entered into by the Fund and the Adviser (the “Expense Limitation and Reimbursement Agreement”), the Adviser has agreed to waive its fee or to reimburse a portion of the Fund’s expenses until at least March 31, 2010, or such later date as may be determined by the Adviser, to the extent necessary to limit the Fund’s ordinary operating expenses (excluding the advisory fee) to an amount not to exceed 0.40% annually of the Fund’s average daily net assets. The Adviser may recover from the Fund fees and expenses previously waived or reimbursed for a period of three years after such fees or expenses were incurred, provided that the repayments may not cause the Fund’s ordinary operating expenses (excluding the advisory fee) to exceed 0.40% annually of the Fund’s average daily net assets.

Example

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example is based on Total Annual Fund Operating Expenses as set forth in the table above. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that (1) the Fund’s hypothetical investment performance is 5% annually for the relevant periods and is the same as the percentage changes in the MSCI World Index at all times during those periods, and (2) you reinvest all of your dividends and distributions from the Fund. Although actual Fund expenses and Fund performance may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$137.46	$626.17(20)

(19)

In an effort to align the Adviser’s interests with those of shareholders, once the Fund has completed 12 full calendar months of operations, the Adviser’s monthly fee will increase or decrease if the investment performance of the Fund exceeds or trails the performance of the MSCI World Index during the trailing 12 calendar months by 3 percentage points or more. This performance-based component of the advisory fee provides an incentive for the Adviser to consistently achieve returns for the Fund that exceed the Fund’s benchmark, not merely pump up the Fund’s assets – a development that can sometimes hamper returns.

(20)	If the Expense Limitation and Reimbursement Agreement, as described in note (f) above, remains in effect, the applicable cost of investing in the Fund for three years would be $427.62.

8

THE FUND’S APPROACH TO INVESTING(21)

The Fund’s objective is to achieve superior long-term capital appreciation. It pursues this goal by investing in securities of companies the Adviser believes are undervalued. Unlike mutual funds that are constrained by a style-box, subject to the limitations of this Prospectus, the Fund may invest in any company, country, market, industry, or sector where the Adviser’s analysis suggests that there is opportunity for gains that outweigh risk, in alignment with the Fund’s investment approach.

In identifying investments for the Fund, the Adviser looks for stocks of companies that the market has irrationally undervalued and looks for companies that have high-quality businesses with strong market positions, minimal leverage, and robust streams of free cash flow. The Adviser also seeks to invest in stocks that are trading at significant discounts to their estimated intrinsic values. The Adviser looks for catalysts that have the potential to unleash value as well.  In making its determinations, the Adviser also considers published information from The Motley Fool’s newsletter services, the Motley Fool CAPS service, and the Motley Fool community.

Our Hunting Grounds

Experience has shown that several factors can cause a company to become irrationally undervalued.  Here are some of the reasons.

Institutional Neglect

Compared with large domestic companies, Small-Cap Companies and foreign companies generally attract less attention from large investment houses and research firms. As a result, fewer investors seek to discover the intrinsic values of stocks of these companies.

Temporary Setbacks

Companies that suffer setbacks frequently encounter irrational investor responses. The market often fails to distinguish a company that exhibits long-term impairment from one for which specific events create only short-term uncertainty.

Industry Turmoil

The market frequently punishes high-quality companies in tandem with lower-quality names in the same industry when the industry falls from favor.

Hidden Value

A company may have tangible or liquid assets that can provide a strong base for higher valuation, yet the market may undervalue or fail to recognize those assets. For example, declines in maturing businesses may mask a briskly growing business line at the same company. In these situations, many investors fail to exercise due diligence to find intrinsic value.

(21)

In this section, and consistent with The Motley Fool’s mission, we educate shareholders about the stock-selection criteria with which the Adviser aims to enrich them. We hope you find it amusing. We trust you’ll find it informative.

9

Financial Models

The Adviser’s investment process places great emphasis on identifying favorable prices at which the Fund can establish its positions relative to the Adviser’s assessment of intrinsic value. Detailed financial modeling is used to identify attractive entry prices for each potential investment.

The process for determining an entry price focuses primarily on the following elements.

Potential

Analyzing company fundamentals is a critical part of the process. The Adviser seeks companies whose business models it can grasp and whose risks it can quantify. It conducts in-person meetings with management teams and visits company facilities, if it deems such visits beneficial. Exercising this option is particularly important for examining smaller or international companies, for which information may not be as accessible as it may be for large domestic companies. The Fund does not invest in companies with management teams that, in the Adviser’s view, lack transparency or candor.

Valuation

Once the Adviser determines that a company has attractive fundamentals, it estimates the company’s intrinsic value, using rules for valuation that are straightforward. The primary model used makes calculations based on the current value of projected cash flows discounted at costs of capital appropriate for the company’s market. The Adviser examines normalized, multiyear periods and assesses the probable growth rate over the coming five years.

Margin of Safety

Employing a substantial level of patience and discipline, the Adviser aims to buy the stocks of companies trading at significant discounts to its lowest estimate of intrinsic value and then sell them as they approach intrinsic value. In exchange for a margin of safety, the Adviser eschews companies with spectacular growth stories if it believes that they do not trade at discounted prices.

Catalysts

Of course, identifying value is one thing; realizing it is another. When analyzing a stock, the Adviser seeks to identify catalysts that could cause an upward revaluation of a company within approximately 12 to 24 months of the Fund’s investment. Events that are likely to occur sooner than that period may already be priced into the company’s securities, while more distant catalysts may never materialize. Major categories of catalysts include the following.

Changes in Management

Changes in the senior management positions, or in the composition of a company’s board, are often critical elements in unleashing value.

Industry Shifts

Significant industry shifts, such as cyclical turns, consolidation, regulatory or tax changes, and globalization, often create winning environments for undervalued companies.

Growth-Rate Inflections

Changes in growth rates – or the reversal of a decline in growth rates – can ignite interest in undervalued companies.

10

Spinoffs, Dispositions, Restructurings, and Recapitalizations

Spinoffs of new divisions can unlock value; so can dispositions of underperforming business lines. Similarly, restructurings or recapitalizations can resolve major issues and uncover an attractive underlying core business.

The Foolish Bottom Line

Through its process, the Adviser seeks to identify “hidden gem” companies — neglected, long-term prospects that fly beneath Wall Street’s radar despite their financial health and their potential for superior long-term capital appreciation. These prospects frequently present compelling opportunities, provided that investors are equipped with the analytical tools they need to identify such opportunities.

With an emphasis on finding high-quality companies trading at significant discounts to intrinsic value and valuation discipline grounded in careful fundamental analysis, the Adviser strives to deliver superior capital appreciation. It aims to do so, moreover, while considering investment risks. For these reasons, the Adviser requires a “margin of safety,” a phrase closely associated with investing luminary Benjamin Graham.

Like Graham, the Adviser pursues a value-based strategy for the Fund, and, in addition to other core attributes, the margin of safety it requires is a substantial discount to its estimate of a company’s intrinsic value – i.e., the actual worth of a firm as opposed to the price the market has assigned to its stock.

ADDITIONAL INFORMATION ABOUT THE FUND’S
INVESTMENTS AND RELATED RISKS

Additional information regarding the Fund’s investments and its investment practices, and the risks associated with these investments and practices, is discussed below.

You should consider an investment in the Fund only as part of an overall investment plan and should invest in the Fund only if you are willing to accept the risks involved. Changes in the value of the Fund’s investments will result in changes in the value of the Fund’s shares, and, thus, the Fund’s total return to shareholders.

Exchange-Traded Funds

The Fund may purchase shares of ETFs and other similar instruments and effect short sales(22) of these securities to adjust its exposure to the general market, individual countries or regions, or industry sectors and to manage risk exposure. The Fund may also use these instruments in seeking capital appreciation.

ETFs are investment companies that are registered under the Investment Company Act of 1940 (the “1940 Act”) and hold portfolios of investments designed to track the performance of a particular index or group of securities having specified characteristics. Their shares are traded on securities exchanges. Instruments that are similar to ETFs represent beneficial ownership interests in specific “baskets” of stocks of companies within a particular industry sector or group. These securities may also be exchange-traded, but unlike ETFs, issuers of these instruments are not registered as investment companies. ETFs and other similar instruments involve risks generally associated with investments in securities, including the risk that the general level of prices, or that the prices of securities within a particular sector, may increase or decline, thereby affecting the value of the shares of the ETFs or other instruments.

(22)                            In a short sale, someone borrows a share of stock (or in the case of the Fund, shares of an ETF), and then sells it. If the price of the share goes down, the borrower can buy a cheaper share on the open market and return it to the lender. If the share price goes up, the borrower will lose money buying a share to return. If the share price goes up enough, the borrower may lose a lot of money. Additionally, short sales may allow the Adviser to reduce the Fund’s net equity exposure without realizing taxable capital gains.

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Real Estate Investment Trusts

REITs are pooled investment vehicles that manage a portfolio of real estate or real estate related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility because of fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Similar to investment companies, REITs are not taxed on income distributed to shareholders, provided they comply with certain requirements under the tax law. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value. A fund indirectly bears its proportionate share of any expenses paid by a REIT in which it invests.

REITs often do not provide complete tax information until after the end of the calendar year. Consequently, because of the delay, it may be necessary for a fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. In the alternative, amended Forms 1099-DIV may be sent.

Master Limited Partnerships

MLPs are publicly traded companies organized as limited partnerships or limited liability companies and treated as partnerships for U.S. federal tax purposes. Typically, MLPs may derive income and gains from, among other things, the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or marketing of any mineral or natural resources. MLPs generally have two classes of owners — the general partner and limited partners.

Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with these investments. In addition, conflicts of interest may exist between the investors in an MLP and the MLP’s general partner.

Fixed-Income Securities

The Fund may invest a portion of its assets in bonds and other debt obligations, including obligations issued by U.S. and foreign corporations, the U.S. government or foreign governments or their agencies, and municipal governments. These securities may pay fixed, variable, or floating rates of interest and may include zero-coupon obligations. The Fund may invest in both investment-grade debt securities and non-investment-grade debt securities (including high-yield bonds).

All debt securities are subject to certain risks. One risk is that the issuer may not be able to meet its principal or its interest-payment obligations. Another risk is that the value of debt securities generally declines as interest rates rise. The value of debt securities may also decline as a result of a change in market perception of the creditworthiness of the issuer and a change in general market liquidity. Any decline in the value of debt securities as a result of changes in credit quality or future interest rates will generally be greater for securities having longer maturities. Non-investment-grade securities, especially high-yield bonds, which are speculative investments, are more sensitive to these risks, particularly credit risk. In addition, the markets for non-investment-grade securities may be thinner and less active than the markets for investment-grade securities.

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Short Sales(23)

The Fund may effect short sales of shares of ETFs and similar instruments to hedge against certain risks related to its other investments. A short sale involves the sale of shares that the Fund does not own, in anticipation of purchasing the shares in the future at a lower price.  If the price of the shares sold short declines (in an amount exceeding transaction costs), the Fund will realize a gain from the transaction.  Conversely, if the price of the shares sold short increases, the Fund will realize a loss.  The amount of this loss, in theory, is unlimited, because there is no limit on the possible increase in market price of the shares sold short. For this reason, short selling is considered to be a speculative investment practice and involves substantial risk.  The Fund will not effect a short sale if, as a result, the aggregate amount of its short positions would exceed 10% of the value of its other investments, including short-term investments and cash.

The Fund’s use of short sales of shares of ETFs and similar instruments could impair its ability to outperform the market as a whole, particularly during periods of rising markets.(24)

Illiquid Securities

The Fund may invest up to 15% of the value of its net assets in illiquid securities. These securities lack a market in which they can be readily sold and may be subject to restrictions on their sale. For this reason, investing in illiquid securities involves the risk that the Fund will not be able to sell these securities when desired or at favorable prices, and that the valuation assigned to them at any given time will not be accurate.

Warrants and Rights(25)

The Fund may invest in warrants and rights. These securities are forms of derivative instruments that have equity-like characteristics. Warrants are instruments that permit, but do not obligate, the holder to subscribe for other securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights are not dividend-paying investments and do not have voting rights like common stock. They also do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than direct equity investments. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities, and these instruments may cease to have value if not exercised before their expiration dates.

The use of derivative instruments such as warrants and rights can increase the volatility of the Fund’s portfolio. If the Fund invests in these instruments at inappropriate times or judges market conditions incorrectly, it may incur substantial losses. Changes in the liquidity of the secondary markets in which these instruments trade can result in significant, rapid, and unpredictable changes in their prices, which could also cause losses to the Fund.

(23)

The Fund may use short sales of ETFs as a way to try to reduce country-related risks when it invests in securities in a particular country. For example, if the Fund were to buy stock in Telecom Ruritania, it might make a short sale of shares in a Ruritania-focused ETF. That way, if Telecom Ruritania shares decline because something bad happens to the Ruritanian economy, the Fund’s losses from the Telecom Ruritania stock might be partially offset from gains arising from the short sale of the Ruritania ETF shares.

(24)

When you hedge against a risk, you sometimes forgo an opportunity. In our Telecom Ruritania example, in the event that the Ruritanian market thrived, our positive returns from the investment in Telecom Ruritania would be offset by losses from our short sale of shares of the ETF that rose in price. You can’t have your cake and eat it, too.

(25)

A warrant is the right to buy something (typically a share of stock) at a set price, during a particular time period. If the market price of the stock is below the warrant price, then the warrant may be worthless. That said, these securities may sound exotic and esoteric, but they’re really quite straightforward. Companies use them when they want to raise funds or conduct some other corporate action, such as spinning off a division. Rights offerings are securities that the company issues to shareholders giving them the right (hence the name) to buy shares in, say, the next 30 to 60 days, at a fixed price. A warrant is sort of the same thing, but generally longer dated. Both give the shareholder the option to buy shares at a fixed price for a limited time directly from the company, and can be bought and sold on the stock market. These won’t be a big part of the Fund’s strategy, but they offer a great way to increase positions in companies we like.

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When-Issued, Delayed-Delivery, and Forward-Commitment Transactions(26)

The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “delayed-delivery” or “forward-commitment” basis to hedge against anticipated changes in interest rates or securities prices. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a when-issued, delayed-delivery, or forward-commitment basis before delivery to the Fund. When-issued, delayed-delivery, and forward-commitment securities may be sold before the settlement date. If the Fund disposes of the right to acquire a when-issued security before its acquisition or disposes of its right to deliver or receive against a delayed delivery or forward commitment, it may incur a gain or loss. When the Fund enters into such a transaction, a segregated account consisting of cash, U.S. government securities or liquid securities equal to the value of the when-issued, delayed-delivery, or forward-commitment transaction is established and maintained. Purchasing securities on a forward-commitment, when-issued, or delayed-delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund’s net assets. There is a risk that securities purchased on a when-issued or delayed-delivery basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In these cases, the Fund may incur a loss.

Short-Term Investments

During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in high quality, fixed-income securities, money market instruments and shares of money market mutual funds, or it may hold cash. At such times, to preserve capital, the Fund would not be pursuing its stated investment objective with its usual investment strategies. The Fund may also hold these investments for liquidity purposes.

Derivatives

The Fund may invest in various derivative instruments to hedge its portfolio and to seek capital appreciation when the Adviser determines that use of these instruments is appropriate. These derivatives may include options, futures, swaps, and other instruments whose return derives, in part, from the values of other securities or other investments. Derivative investments may be considered speculative. Investments in derivative instruments may significantly reduce returns or increase the volatility of the Fund. During the first year of operations, the Fund does not intend to invest in derivatives other than warrants or rights.

Other Investments

The Fund may make other types of investments and may engage in various other investment practices, including securities lending. These investments and practices, and their risks, are described in the Statement of Additional Information (the “SAI”).(27)

OTHER RISKS OF INVESTING IN THE FUND

In addition to the risks associated with the Fund’s investments and investment practices, you should consider the following additional risks of investing in the Fund.

(26)

Once upon a time, these types of securities were much more important. They sound like they’re leveraged directional bets on the movement of the price of tea in China. For our purposes, these are essentially indistinguishable from common stock. “When-issued” securities are most commonly seen when a company is spinning off a division, going public, or splitting its shares.

(27)

The Motley Fool has long favored management teams who put their money where their mouth is and invest alongside their shareholders. This important document, which supplements the information in this prospectus, tells you, among other things, the level of personal investment the members of the Adviser’s investment committee have in the Fund.

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Reliance on the Adviser(28)

The Fund’s ability to achieve its investment objective is dependent on the Adviser’s ability to identify profitable investment opportunities for the Fund. The Adviser is newly formed, and neither the Adviser nor the members of its investment committee responsible for managing the Fund’s portfolio have previously managed a mutual fund or other client accounts. However, members of the investment committee have considerable experience analyzing companies, valuing stocks, and monitoring market activity from their editorial positions in the financial media and publishing industry.

Compensation to the Adviser

The compensation payable by the Fund to the Adviser may under certain circumstances be higher than the compensation paid by other mutual funds with similar investment objectives. After the Fund has completed 12 full calendar months of operations, the fee paid to the Adviser may increase or decrease depending on the Fund’s investment performance relative to the performance of the MSCI World Index.(29) This may create an incentive for the Adviser to make riskier investments than it might make absent this compensation arrangement.

Activities of Affiliates of the Adviser

Companies affiliated with the Adviser publish information, opinions, and recommendations regarding the purchase and sale of securities, possibly including securities that are held by or being considered for purchase or sale by the Fund. These opinions and recommendations may be consistent with, or opposed to, the views of the Adviser and may adversely affect the prices of securities held by the Fund or the prices at which the Fund can purchase or sell a security. Procedures have been adopted to prevent personnel of the Adviser’s affiliates from obtaining or using nonpublic information about the Fund’s investment holdings or securities being considered by the Adviser for purchase or sale by the Fund. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding its portfolio securities is contained in the SAI.

MANAGEMENT OF THE FUND

The Board of Trustees (the “Board”) of The Motley Fool Funds Trust (the “Trust”) (of which the Fund is a series) is responsible for supervising the operations and affairs of the Fund. The Trust’s officers, who are all members, partners, officers, or employees of the Adviser, or its affiliates, are responsible for the daily management and administration of the Fund’s operations.

Investment Adviser

Subject to the overall supervision of the Board, the Adviser manages the overall investment operations of the Fund in accordance with the Fund’s investment objective and policies and formulates a continuing investment strategy for the Fund pursuant to the terms of an investment advisory agreement between the Adviser and the Trust (the “Advisory Agreement”). The Adviser is a wholly owned subsidiary of The Motley Fool Holdings Inc. (“TMF Holdings”), a multimedia financial-services holding company that also owns The Motley Fool, LLC, which publishes investment information and analysis across a wide range of media, including investment newsletter services, websites, and books. TMF Holdings is controlled by David Gardner and Tom Gardner, along with other private shareholders. The Adviser is located at 2000 Duke Street, Suite 175, Alexandria, VA 22314.

(28)

We’re sure you’ve heard that “past performance is no guarantee of future results.” The Adviser and members of its investment committee do not have past performance managing a mutual fund or other client accounts.

(29)

The performance-based adjustment, which is described in greater detail below, is an additional effort to align the interests of the Adviser and shareholders. Bottom line: The Adviser earns more if you earn more, and less if you earn less, and so it is has a financial incentive to try to outperform the Fund’s benchmark, not merely pump up the Fund’s assets.

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The Adviser’s Investment Management Team

The Adviser has established an investment committee (the “Investment Committee”), composed of William H. Mann III and William S. Barker, CFA. The Investment Committee, which is chaired by Mr. Mann, is primarily responsible for all investment-related services provided to the Fund by the Adviser.

William H. Mann III

Bill Mann serves as portfolio manager for the Fund. He served as the senior investing analyst for The Motley Fool from 2001 to 2008. Before coming to the Adviser, Mr. Mann served as co-advisor for the Motley Fool Hidden Gems and Hidden Gems Pay Dirt small-cap investment newsletters and was the founding advisor for the Motley Fool Global Gains international-stock newsletter.

In 2007 and 2008, Mr. Mann served on the Advisory Committee on Improvements to Financial Reporting, a special committee empanelled by the Securities and Exchange Commission (the “SEC”) to examine the financial reporting system and reduce complexity. Mr. Mann’s expertise in issues of corporate governance led the U.S. Senate Committee on Commerce, Science, & Transportation to ask him to testify as an expert witness at a 2001 hearing on the collapse of Enron. Mr. Mann is a sought-after public speaker and has frequently appeared on CNBC, Bloomberg, Fox News Channel, CNN, BBC, CBS, and numerous business radio programs.

Before joining The Motley Fool in 1999, Mr. Mann was a co-founder of Denwa Communications, a specialty international telecommunications carrier, focusing on project development in Asia; particularly, China, India, Pakistan, and Indonesia. Mr. Mann has also worked at the Japan Electric Power Information Center as a research analyst for corporate best practices and regulatory issues. Mr. Mann holds a bachelor’s degree in international service from American University and is a graduate of Phillips Academy.

William S. Barker, CFA

Bill Barker joined The Motley Fool in 2005 as a senior analyst for equity research, specializing in value-stock analysis and working primarily on three newsletters: Motley Fool Stock Advisor, Motley Fool Hidden Gems, and Hidden Gems Pay Dirt.  Previously, Mr. Barker worked for the SEC in its Office of Investor Education and Assistance, and for the United States Department of the Treasury in the Office of Foreign Assets Control, Foreign Terrorism Division. While with Treasury, he worked on the detection and prevention of the funding of foreign terrorist organizations and individuals.

He also worked for The Motley Fool from 1998 to 2001 as both the principal writer of personal-finance content for the company’s website, and later as an equity analyst and senior producer for investing. Mr. Barker received his CFA designation in 2008, and is a member of the CFA Society of Washington, D.C.

Before his work in finance, Mr. Barker was a trial lawyer in the Commercial Litigation division of the City Solicitor’s Office in Philadelphia, handling complex commercial cases as lead counsel in trials involving multimillion-dollar claims. He represented many of the major departments of the city, including the Office of the Mayor. Coming out of law school, he first worked in Washington, D.C., as an associate for Patton Boggs, LLP.

Mr. Barker has written extensively for The Motley Fool online as well as for its newsletters and three Motley Fool books. He has been published in Newsweek and has appeared as a commentator on CNN, CNBC, CNBC Europe, MSNBC, BBC, CBS, and NBC’s The Today Show. He graduated cum laude from Yale University with a degree in political philosophy and earned his J.D. from the University of Virginia.

The SAI provides additional information about the compensation of each member of the Investment Committee, other accounts managed by them, and their ownership of shares of the Fund.

Advisory Fee

Under the terms of the Advisory Agreement, the Fund pays the Adviser a fee that is computed and paid monthly at an annual rate of 0.95% of the Fund’s average daily net assets during the month (the “Basic Fee”).

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Commencing the first month after the Fund has completed 12 full calendar months of operations, the Basic Fee is subject to a monthly adjustment (the “Monthly Performance Adjustment”) based on the investment performance of the Fund relative to the performance of the MSCI World Index measured over a trailing-12-month period (the “Performance Measurement Period”). (The Basic Fee as so adjusted is the “Total Advisory Fee.”)

The Monthly Performance Adjustment is calculated by subtracting from the cumulative percentage performance of the Fund during the Performance Measurement Period (net of all expenses, including advisory fees) the percentage change in the MSCI World Index over the same period (including the value of dividends paid during the measurement period on stocks included in the MSCI World Index). If the Fund outperforms the index by 3 percentage points or more, the Monthly Performance Adjustment will be equal to +0.20%. If the Fund underperforms the index by 3 percentage points or more, the Monthly Performance Adjustment will be equal to -0.20%. There will be no Monthly Performance Adjustment if the difference between the investment performance of the Fund and the investment performance of the index is less than 3 percentage points. For example, if the investment performance of the Fund is 17.0% and the performance of the MSCI World Index is 10.0% during a Performance Measurement Period, the Monthly Performance Adjustment will be +0.20%. If the investment performance of the Fund is 10.0% and the performance of the index is 20.0% during a Performance Measurement Period, the Monthly Performance Adjustment will be -0.20%. If the investment performance of the Fund is 12.0% and the performance of the index is 10.0% during a Performance Measurement Period, there will be no Monthly Performance Adjustment.

For each month following the first 12 full calendar months of the Fund’s operations, the Total Advisory Fee payable each calendar month is determined by adding (1) 1/12th of the Basic Fee, plus (2) 1/12th of the Monthly Performance Adjustment, if applicable, multiplied by the average daily net assets of the Fund during the 12-month period, ending on the last day of the month.

The following table illustrates how the effective annual rate of the Total Advisory Fee would vary under this arrangement and assumes that the Fund’s average net assets in the month for which the Total Advisory Fee is computed are the same as the average net assets of the Fund during the Performance Measurement Period:

		Monthly	Total
Percentage Point Difference Between Fund Performance	Basic	Performance	Advisory
(Net of Advisory Fees and Other Fund Expenses) and	Fee (As	Adjustment (As	Fee (As
Performance of MSCI World Index	Annual %)	Annual %)	Annual %)
+3 or greater	0.95%	0.20%	1.15%
Between 0 and +3	0.95%	N/A	0.95%
0	0.95%	N/A	0.95%
Between -3 and 0	0.95%	N/A	0.95%
-3 or greater	0.95%	-0.20%	0.75%

Under the terms of an Expense Limitation and Reimbursement Agreement(30) entered into by the Adviser and the Fund, the Adviser has contractually agreed to waive its fees or to reimburse a portion of the Fund’s operating expenses until at least March 31, 2010, to the extent necessary to limit the Fund’s annual ordinary operating expenses (excluding the advisory fee) to an amount not exceeding 0.40% annually of the Fund’s average daily net assets. The Adviser may recover from the Fund fees and expenses previously waived or reimbursed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Fund’s ordinary operating expenses (excluding the advisory fee) to exceed 0.40% annually of the Fund’s average daily net assets.

A discussion regarding the Board’s approval of the Advisory Agreement and the factors the Board considered will be included in the Fund’s first semi-annual report to shareholders.

(30)

During the first year of the Fund’s operations, the effect of this agreement is to limit the Fund’s expense ratio, thus limiting the expenses you bear as a shareholder of the Fund. We’re doing this because during the early days of the Fund, it will probably not have a large amount of assets, and some of the fees and expenses it must pay are not tied to the size of the Fund. We believe that the Adviser should be paid for its work, but we don’t want to penalize early investors in the Fund.

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FUND EXPENSES

The Fund pays all of its expenses other than those expressly assumed by the Adviser. Expenses of the Fund are deducted from the Fund’s total income before dividends are paid. The Fund’s expenses include, but are not limited to, (1) fees paid to the Adviser and the Fund’s administrator; (2) fees of the Fund’s independent registered public accounting firm, custodian and transfer agent fees, and certain related expenses; (3) taxes; (4) organization costs; (5) brokerage fees and commissions; (6) interest; (7) costs incident to meetings of the Board and meetings of the Fund’s shareholders; (8) costs of printing and mailing prospectuses and reports to shareholders and the filing of reports with regulatory bodies; (9) legal fees and disbursements; (10) fees payable to federal and state regulatory authorities; (11) fees and expenses of Trustees who are not “interested” persons, as defined by the 1940 Act, of the Fund; and (12) any extraordinary expenses.

NET ASSET VALUE

The net asset value (“NAV”) of the Fund’s shares is determined once daily as of the close of regular trading on the floor of the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time), on each day the NYSE is open for business. The Fund calculates NAV per share by dividing the value of its net assets (i.e., the value of its assets less its liabilities) by the total number of shares outstanding. The Fund’s investments are valued at their market value or, if market quotations are not readily available, at their fair value as determined in accordance with procedures adopted by the Board. Securities traded on foreign stock exchanges are generally valued based upon the closing prices for those securities on the principal exchanges where the securities are traded, subject to possible adjustment as described below. The value of non-dollar-denominated portfolio securities held by the Fund is determined by converting all assets and liabilities initially expressed in foreign currency values into U.S. dollar values, based on exchange rates supplied by a quotation service.

If market quotations for a security are not available or if the Adviser believes that market quotations do not accurately reflect fair value of a security, that security may be valued at its fair value as determined in accordance with procedures adopted by the Board.(31) The Adviser may make such a judgment if, for example, (1) only a bid price or an asked price is available, (2) the spread between bid and asked prices is substantial, (3) there is a suspension or limitation of trading, or (4) events or actions affecting the market prices of portfolio securities occur after the close of the relevant market.

Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its net asset value. In addition, certain foreign securities in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its net asset value. In these situations, the value of the Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Fund’s shares. The Board has authorized the Fund to retain a pricing service to determine the fair value of its portfolio securities, including in situations when the value of such securities has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which such foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest-rate change), issuer-specific (e.g., earnings report, merger-announcement), or U.S. market-specific (such as a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and research valuations by its staff, in determining what it believes is the fair value of the securities. Determining the fair value of portfolio securities involves reliance on judgment, and a security’s fair value may be affected by the method used for determining value. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the

(31)

You’d think that it would be easy to determine what a share of the Fund is worth — just add up the value of everything it holds, and then divide by the number of shares. It’s not that simple, though. Some foreign markets have different operating hours (when it’s daytime in Chicago, for example, it is night in Shanghai). That means that when we calculate the Fund’s value at the end of the day, the prices of some of the stocks could be several hours old, and intervening events may have affected what the stocks are worth. In addition, characteristics of the relevant markets and stocks might cast doubt on a particular valuation. We may rely on a pricing service to determine the “fair value” of particular securities. It is possible that when the Fund buys or sells the securities, the price on the real market will be different than the value used for the fair-value pricing.

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Fund’s net asset value. Because of the inherent uncertainty in making fair-value determinations and the various factors considered in determining fair value, there can be significant deviations between the fair value at which a portfolio security is being carried and the price at which it is purchased or sold. Moreover, to the extent the Fund has significant holdings of foreign securities, fair valuation may be used by the Fund more frequently than is the case for other mutual funds.

HOW TO BUY SHARES

Shares of the Fund may be purchased directly from the Fund and may also be purchased from financial intermediaries that make shares of the Fund available to their customers. Shares are sold on a “no load” basis,(32) which means that you pay no sales charge when you purchase or redeem shares.

You may purchase Fund shares at the NAV per share next computed after receipt of your purchase order in proper form and payment by the Fund’s transfer agent, PNC Global Investment Servicing (U.S.), Inc. (the “Transfer Agent”). See “NET ASSET VALUE.” The minimum initial investment in the Fund is $3,000. Subsequent investments in an account may be made in any amount of $100 or more. The Fund may waive these minimum investment requirements in special circumstances and may modify these requirements at any time.

You will not receive any stock certificate evidencing your purchase of Fund shares. Instead, you will receive written or electronic confirmation of each transaction and quarterly statements showing account balances. Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

To comply with the USA PATRIOT Act of 2001 and the Fund’s Anti-Money Laundering Program, you must supply your full name, date of birth, Social Security number, and permanent street address (and not a post office box) on your account application. You may, however, use a post office box as your mailing address. Please contact the Transfer Agent at 888-863-8803 if you need additional assistance when completing your account application.

If the Transfer Agent cannot obtain reasonable proof of your identity, the account may be rejected and you will not be allowed to purchase additional shares for your account until the necessary information is received. The Fund reserves the right to close any account within five business days after shares are purchased if clarifying information or documentation is requested from you but is not received.

Small-Balance Account Fee

Although the minimum initial investment in the Fund is $3,000, if you maintain your account directly with the Fund and the value of your account is less than $10,000, your account is subject annually to a $24 small-balance account fee, which will be assessed by redeeming shares from your account. This fee will be assessed during the fourth calendar quarter of each year. It does not apply to omnibus accounts, group retirement plans or employee savings plan accounts. The small-balance account fee is intended to offset the higher costs associated with maintaining small accounts that all shareholders of the Fund would otherwise absorb.

Purchase by Internet

You may purchase shares of the Fund by completing and submitting an electronic account application at the Fund’s website at www.foolfunds.com and funding your purchase through an electronic Automated Clearing House (“ACH”) transfer of money to the Fund from your checking or savings account. For more information on this service, and required forms, please go to www.foolfunds.com or call 888-863-8803. Shares will be issued after the receipt of your application in proper form and receipt of payment, which is normally two business days following placement of your order.

(32)

As discussed earlier, the Fund’s expense ratio does not include a 12b-1 marketing and distribution fee. However, to help offset the costs associated with short-term investors, we do charge a redemption fee of 2.00% on shares sold within 90 days of purchase. The proceeds of the redemption fee go to the Fund itself.

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Automated Clearing House Purchases

Even if you do not open your account online, you may purchase additional shares of the Fund through an ACH transfer of money from your checking or savings account. The ACH service will automatically debit your pre-designated bank account for the desired amount. For more information on this service, and required forms, please go to the Fund’s website, www.foolfunds.com, or call 888-863-8803. After you have established this service, shares will be issued at the NAV per share next computed after receipt of your payment, which is normally two business days after placement of your order. When you pay for shares using an ACH transfer (including any purchase you make on the Internet), the proceeds of a redemption of those shares may be delayed until the ACH transfer has been converted to federal funds, which may take up to eight days.

Purchase by Mail

You may also purchase shares by sending a check, together with a completed account application in the case of an initial investment, to:

Regular Mail

Motley Fool Funds

P.O. Box 9780

Providence, RI 02940-9780

Express/Overnight Mail

Motley Fool Funds

101 Sabin Street

Pawtucket, RI 02860-1427

Subsequent investments made by check should be accompanied with an investment slip (which are enclosed with confirmations and statements that you will receive from the Fund and are also available on the Fund’s website, www.foolfunds.com, or from the Transfer Agent). The Fund does not accept payment in cash or money orders. The Fund also does not accept third-party checks, Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. The Fund is unable to accept postdated checks, postdated online bill-pay checks, or any conditional order or payment. Checks for the purchase of shares should be made payable to the Fund and must be drawn on a bank located within the United States and payable in U.S. dollars. Always write your Fund account number on the check.

Payments for redemptions of shares recently purchased by check (but not the date as of which the redemption price is determined) may be delayed to assure that the purchase check clears, which may take up to eight days from when your check is received. This delay can be avoided if shares are purchased by wire and does not apply if there are sufficient other shares in your account to satisfy the requested redemption. The Transfer Agent will charge you a $25 fee for any returned check. Payments for redemptions of shares recently purchased by means of an ACH transfer may also be delayed. See “HOW TO REDEEM SHARES.”

Purchase by Wire

You may purchase shares for initial investment or for subsequent investments by wiring federal funds. Your bank should transmit funds by wire to:

Bank Name:	PNC Bank, Philadelphia, PA
ABA Number:	031000053
Account Name:	Motley Fool Funds
Account No.:	8615605782
Further Credit:	Fund Name, Shareholder Name, and Shareholder Account Number

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For Initial Investment by Wire

If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have reviewed your completed account application. You can mail or overnight-deliver your account application to the Transfer Agent. Upon receipt of your account application, the Transfer Agent will establish an account for you. The wire from your bank must include the name of the Fund and your name and account number so that your wire can be correctly applied.

For Subsequent Investments by Wire

Before sending your wire, please contact the Transfer Agent by calling 888-863-8803. This will ensure prompt and accurate credit upon receipt of your wire.

Wired funds must be received before 4:00 p.m. Eastern time to be eligible for same-day pricing. The Fund and its agents are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or for incomplete wire instructions or errors in those instructions.

Please be sure to submit a completed account application with an initial purchase order. An account application must be on file with the Transfer Agent to purchase shares.

Purchase Through an Authorized Securities Dealer or Mutual Fund Marketplace

You may purchase shares of the Fund through any securities dealer or mutual fund marketplace that has been authorized by the Fund to make shares available. Authorized securities dealers may be authorized by the Fund to designate other intermediaries to receive purchase and redemption orders. An order to purchase shares is deemed received by the Fund when the authorized securities dealer (or, if applicable, its authorized designee) receives the order in good form (as determined by the particular authorized securities dealer), and shares will be issued at the NAV per share next determined after receipt of your order. See “NET ASSET VALUE.”

Your securities dealer, a mutual fund marketplace, or another financial organization may establish policies that differ from those of the Fund. For example, the organization may impose higher minimum investments or certain limitations on buying or selling shares in addition to those noted in this Prospectus. Contact your securities dealer, mutual fund marketplace provider, or other financial organization for details.

An authorized securities dealer, or its designee, may charge you a transaction fee or other fees in connection with purchases and redemptions of Fund shares (such fees are not imposed by the Fund). The Fund reserves the right to reject any purchase order received by an authorized securities dealer.

Canceled or Failed Payments

The Fund accepts checks and ACH transfers for the purchase of shares at full value, subject to collection. If you pay for shares with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any loses or expenses incurred by the Fund or the Transfer Agent, and the Fund may redeem shares you own in the account to effect reimbursement. The Fund and its agents have the right to reject or cancel any purchase or redemption request because of nonpayment.

Market Timing and Abusive-Trading Activity Policy

The Fund is intended to serve as an investment vehicle for long-term investors. Frequent trading or market timing, which the Fund generally defines as redeeming Fund shares within 90 days of their purchase, can disrupt the Fund’s investment program and create additional transaction costs that are borne by all shareholders. Therefore, the Fund believes that it is not in the interests of its shareholders to accommodate market timing, and it has adopted policies and procedures designed to deter this practice. The Board has approved the imposition of a 2.00%

21

redemption fee on Fund shares that are redeemed within 90 days of purchasing such shares, with certain exceptions.(33) See “HOW TO REDEEM SHARES.”

In addition, the Fund may reject any purchase request that it regards as disruptive to efficient portfolio management. The Fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Fund and its agents in their sole discretion. Investors who engage in abusive trading practices will be notified of the Fund’s adverse view of market timing, and the Fund may terminate these relationships. In making such judgments, the Fund seeks to act in a manner it believes to be consistent with the best interests of shareholders. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.

It is important to recognize that, because of the complexity involved in identifying abusive trading activity and the volume of shareholder transactions, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. The Trust has entered into agreements with financial intermediaries obligating them to provide, upon request, information regarding their customers and their customers’ transactions in shares of the Fund. The Fund relies on financial intermediaries (other than the Transfer Agent) and information provided by financial intermediaries to monitor trades of shareholders whose shares are held in group or omnibus accounts by the financial intermediaries. This may limit the ability of the Fund to monitor trades by such shareholders and to impose a redemption fee when applicable. The Trust reserves the right to reject any order placed from an omnibus account. The Fund seeks to work with financial intermediaries to discourage abusive trading practices.

HOW TO REDEEM SHARES

You may redeem shares of the Fund at any time. Your shares will be redeemed at their current NAV per share next computed after receipt of your redemption request in proper form. See “NET ASSET VALUE.” The value of the shares redeemed may be more or less than their original cost, depending upon changes in the Fund’s NAV per share.

A redemption fee of 2.00% of the then-current value of the shares redeemed is imposed on redemptions of shares made within 90 days of purchase (i.e., the redemption is effective on or before the 90th day following the date of purchase), subject to certain exceptions. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading of Fund shares. The fee does not apply to the redemption of shares that were purchased by reinvesting dividends or other Fund distributions. It also does not apply to redemptions where the Transfer Agent is notified by the shareholder or the shareholder’s agent that the redemption is being made to make required distributions from an Individual Retirement Account (an “IRA”) (or other tax-deferred retirement account) or to redemptions following the death or disability of a record shareholder. For purposes of determining whether the redemption fee applies, shares held for the longest time will be deemed to have been redeemed first.

If you maintain your account directly with the Fund and your account balance after a redemption is less than $10,000, your account may be subject to a small-balance account fee. See “HOW TO BUY SHARES – Small-Balance Account Fee.”

The Fund normally makes payment for all shares redeemed as soon as practicable, generally within two business days, but no later than seven days after receipt by the Transfer Agent of a redemption request in proper form. If you purchase shares by check or ACH and submit shortly thereafter a redemption request, the redemption proceeds will not be transmitted to you until your purchase check or ACH transfer has cleared. This process may take up to eight days.  Shareholders who redeem shares held in an IRA must indicate on their redemption request whether federal income taxes or any applicable state taxes should be withheld. If not, this type of redemption can be subject to federal income tax withholding and, possibly, state taxes. The Fund may suspend the right of redemption or postpone payment of redemption proceeds under unusual circumstances, as permitted by the 1940 Act or by the SEC.

(33)                        We’ve said that short-term trading is not only often unwise, but it also hurts the Fund’s investors who aren’t doing it. The redemption fee should discourage excessive short-term trading and help investors who are just innocent bystanders.

22

Shares of the Fund may be redeemed by using one of the procedures described below. For additional information regarding redemption procedures, you may go to the Fund’s website, www.foolfunds.com, or call 888-863-8803 or your securities dealer.

You may redeem shares by mailing a written request to:

Regular Mail

Motley Fool Funds

P.O. Box 9780

Providence, RI 02940-9780

Express/Overnight Mail

Motley Fool Funds

101 Sabin Street

Pawtucket, RI 02860-1427

The Transfer Agent has adopted standards and procedures pursuant to which signature guarantees in proper form are generally accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor. A signature guarantee of each owner is required to redeem shares in the following situations:

• If ownership is changed on your account.
• When redemption proceeds are sent to any person, address, or bank account not on record.
• When establishing or modifying certain services on an account.
• If a change of address was received by the Transfer Agent within the past 15 days.
• For all redemptions in excess of $50,000 from any shareholder account.

The Transfer Agent may also require a signature guarantee in other instances it deems appropriate.

If you have any questions about signature guarantees, please call 888-863-8803.

The proceeds of a written redemption request are normally paid by check made payable to the shareholders of record. You may request that redemption proceeds of $1,000 or more be wired to your account at any member bank of the Federal Reserve System if you have previously designated that account as one to which redemption proceeds may be wired. See “Telephone Redemption Requests.” A $12 fee will be deducted from your account if payment is made by federal funds wire transfer. Depending upon how quickly you wish to receive payment, you can request that payment be made by ACH transfer, without charges, if you have established this redemption option. This fee is subject to change.

Telephone Redemption Requests

You may redeem shares by telephone request if you have elected to have this option. To arrange for telephone redemptions after an account has been opened, or to change the bank account or address designated to receive redemption proceeds, please contact the Transfer Agent at 888-863-8803 to obtain the forms. The request must be signed by each account owner and may require a signature guarantee. You may place a telephone redemption request of up to $50,000 by calling 888-863-8803. You may choose to have the redemption paid by check sent to your address of record, or by federal funds wire transfer (minimum amount of $1,000) or electronic ACH funds transfer to your pre-designated bank account. A $12 fee will be deducted from your account if payment

23

is made by federal funds wire transfer. This fee is subject to change. There is no charge for proceeds sent by ACH transfer; however, you may not receive credit for transferred funds for two to three days.

During times of extreme economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption. In such event, you should consider using a written redemption request sent by overnight service to:

Motley Fool Funds

101 Sabin Street

Pawtucket, RI 02860-1427

Using this procedure may result in your redemption request being processed at a later time than it would have been if the telephone redemption procedure had been used. During the delay, the Fund’s NAV per share may fluctuate.

By selecting the telephone redemption option, you authorize the Transfer Agent to act on telephone instructions reasonably believed to be genuine. The Transfer Agent employs reasonable procedures, such as requiring a form of personal identification, to confirm that telephone redemption instructions are genuine. Neither the Fund nor the Transfer Agent will be liable for any losses resulting from unauthorized or fraudulent instructions if these procedures are followed. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the number of requests within a specified period. Once a telephone transaction has been placed, it cannot be canceled or modified.

Redemptions Through an Authorized Securities Dealer or Mutual Fund Marketplace

If you hold shares through a securities dealer or mutual fund marketplace, your redemption request may be placed through that organization. Shares will be redeemed at the NAV per share next computed after your request is received.

Please keep in mind that an authorized securities dealer (or its designee) may charge you a transaction fee or other fees for processing a redemption of Fund shares.

Redemptions Using the Internet

If you have elected to have the ability to purchase shares using the Internet, you may redeem shares in the same manner.

Redemption of Small Accounts

To reduce Fund expenses, the Fund reserves the right to redeem at its option, upon not less than 30 days’ written notice, the account of any shareholder that has a value of less than $3,000 as a result of one or more redemptions, if the shareholder does not purchase additional shares to increase the account value to at least $3,000 during the notice period.

24

DIVIDENDS, DISTRIBUTIONS,
AND TAXES(34)

Dividends and Distributions

The Fund pays dividends from its net investment income and distributes any net capital gains that it realizes. Dividends and capital gains distributions are generally paid once a year. All dividends and other distributions will be reinvested in Fund shares unless a shareholder chooses one of the following options: (1) receive dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash. If a shareholder elects to receive cash payment of distributions and dividends and the post office cannot deliver a check for a dividend or other distribution to that shareholder, or if a dividend or distribution check remains uncashed for six months, the Fund reserves the right to reinvest the amount of the check in the shareholder’s Fund account at the then-current NAV per share of the Fund and to reinvest all subsequent dividends and distributions payable to the shareholder in shares of the Fund until an updated address is received.

Taxes

The Fund intends to qualify as a regulated investment company for federal tax purposes, and as such, it will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. The Fund intends to distribute its income and gains in a way that it will not be subject to a federal excise tax on certain undistributed amounts.

Fund dividends and capital gains distributions are taxable to most investors (unless your investment is an unleveraged investment made in an IRA or other tax-advantaged account). The tax status of any dividend or distribution is the same regardless of how long you have been an investor in the Fund and whether you reinvest your dividends and distributions or take them as cash. In general, dividends paid from the Fund’s net investment income (which would include short-term capital gains) are taxable as ordinary income, except to the extent of certain qualified dividends, which are currently taxable to individuals at long-term capital gains rates. Distributions of long-term capital gains and certain qualified dividends generally are taxable to individuals at the (federal) rate of 0% if you are in the 10% or 15% tax bracket, or 15% if you are in the 25% tax bracket or above. Other rates are scheduled to go into effect following 2010. In addition, any sale of Fund shares will generate a tax liability if you realize a gain on the sale.

If you have a taxable account, each year you will be sent information regarding the tax status of any dividends and other distributions you receive from the Fund.

The Fund’s transactions in short sales, if any, are subject to special tax rules. These rules and rules applicable to wash sales, straddle transactions, and certain other types of transactions can affect the amount, timing, and characteristics of distributions to shareholders.

Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a Social Security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements.

The above discussion provides very general information only, and tax laws are subject to change. You should always consult your tax professional about federal, state, and local tax consequences associated with your investment in the Fund.

(34)                        When the Fund pays a dividend or other distribution, its net asset value (NAV) per share will decline by the per-share amount of the distribution. Investors are no poorer for this “distribution drop,” however. As this section explains, investors may elect to reinvest their dividend and distribution payments, which would allow them to acquire additional shares at the lower NAV per share. They may also choose to receive a check in the amount of their portion of the dividend or distribution.

25

MISCELLANEOUS INFORMATION

Retirement Accounts(35)

The Fund maintains arrangements for investors to establish Investment Retirement Accounts (IRAs) (including Roth IRAs) and other tax-deferred retirement accounts through which shares of the Fund may be purchased. Fund shares may also be an appropriate investment for other types of retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. For more information on IRAs and other retirement accounts that are available, go to the Fund’s website, www.foolfunds.com, or call 888-863-8803.

Abandoned Accounts

The Transfer Agent will consider your account abandoned if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the Transfer Agent determines your new address. When an account is deemed abandoned or if a dividend or capital gains distribution check remains uncashed for six months, the Fund reserves the right to reinvest the amount of the check in the shareholder’s Fund account at the then-current NAV per share of the Fund and to reinvest all subsequent dividends and capital gains distributions payable to the shareholder in shares of the Fund until an updated address and new dividend and capital gains distribution instructions are received.

Householding

To reduce Fund expenses, the Fund may mail only one copy of the Fund’s prospectus, each annual and semi-annual report, and other shareholder communications to each address shared by two or more accounts. If you wish to receive an additional copy of these documents, please call 888-863-8803 or contact your financial institution. The Fund will begin sending you the additional copies 30 days after receiving your request.

GENERAL INFORMATION

Transfer Agent

PNC Global Investment Servicing (U.S.), Inc., serves as the Fund’s transfer agent and dividend disbursing agent. Shareholders of the Fund may contact the Transfer Agent with any questions regarding their transactions in shares of the Fund and account balances.

Custodian

PFPC Trust Company serves as custodian for the Fund. In that capacity, it maintains custody of all securities and cash assets of the Fund. The custodian is authorized to hold the Fund’s investments in securities depositories and with sub-custodians approved by the Fund.

Underwriter

PFPC Distributors, Inc., serves as the principal underwriter of the Fund pursuant to an Underwriting Agreement for the limited purpose of acting as statutory underwriter to facilitate the distribution of shares of the Fund.

Payments to Financial Intermediaries

The Fund may pay fees to financial intermediaries, including securities dealers, that provide shareholder account-related services to their customers who own Fund shares. These financial intermediaries generally have

(35)         Whether or not you invest in the Fund, it is never too soon to start thinking about retirement.

26

omnibus accounts with the Transfer Agent and provide shareholder services or sub-transfer agent services to Fund shareholders who are their customers. It is anticipated that fees paid by the Fund to financial intermediaries for these services generally will not exceed the fees the Fund would have incurred if customers of the financial intermediaries maintained their accounts directly with the Fund. Service arrangements with financial intermediaries are subject to approval by the Board.

27

THE MOTLEY FOOL FUNDS TRUST

PRIVACY POLICY

We collect the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, our website, correspondence, or conversations, including, but not limited to, your name, address, phone number, Social Security number, assets, income, and date of birth.

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost-basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a securities dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Not Part of the Prospectus

28

INVESTMENT ADVISER

Motley Fool Asset Management, LLC

2000 Duke Street

Suite 175

Alexandria, VA 22314

ADMINISTRATOR AND

TRANSFER AGENT

PNC Global Investment Servicing (U.S.), Inc.

The Motley Fool Funds Trust

P.O. Box 9780

Providence, RI 02940-9780

CUSTODIAN

PFPC Trust Company

8800 Tinicum Boulevard

Philadelphia, PA 19153

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Grant Thornton, LLP
226 Causeway Street
Boston, MA 02114

UNDERWRITER

PFPC Distributors, Inc.
760 Moore Road

King of Prussia, PA 19406

LEGAL COUNSEL

Schulte Roth & Zabel LLP

919 Third Avenue

New York, NY 10022

29

FOR MORE INFORMATION

For more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recently completed fiscal year. The Fund’s first available report will be its semi-annual report for period ended April 2009.

Statement of Additional Information

The SAI provides more details about the Fund and its policies. The current SAI is on file with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

TO OBTAIN INFORMATION

The SAI is available, without charge, upon request. To obtain a free copy of the SAI, or if you have questions about the Fund:

By Internet

Go to www.foolfunds.com.

By Telephone

Call 888-863-8803 or your securities dealer.

By Mail

Write to:

Motley Fool Funds

P.O. Box 9780

Providence, RI 02940-9780

From the SEC

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File Number [                          ]

Motley Fool Independence Fund

A series of The Motley Fool Funds Trust

2000 Duke Street, Suite 175
Alexandria, VA 22314

Statement of

Additional Information

Dated                     , 2009

Motley Fool Independence Fund (the “Fund”) is a diversified series of The Motley Fool Funds Trust (the “Trust”), an open-end, management investment company (or mutual fund) organized on November 7, 2008, as a statutory trust under the laws of the State of Delaware. The investment objective of the Fund is to achieve superior long-term capital appreciation. The Fund pursues its objective by investing primarily in common stocks and equity-related securities of U.S. companies and of companies that are organized in other countries around the world.

Motley Fool Asset Management, LLC (the “Adviser”), serves as the investment adviser of the Fund.

Shares of the Fund are distributed on a continuous basis at their current net asset value (“NAV”) per share, without imposition of any front-end or contingent deferred sales charge, by PFPC Distributors, Inc. (the “Underwriter”), and by selected securities dealers.

Information about the Fund is set forth in a separate prospectus for the Fund, dated                 , 2009 (the “Prospectus”), which provides the basic information you should know before investing. To obtain a copy of the Prospectus, please write to Motley Fool Funds, P.O. Box 9780, Providence, RI 02940-9780, or call 888-863-8803. This Statement of Additional Information (“SAI”) is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus. It is incorporated by reference in its entirety into the Prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Fund and the Trust, and it should be read in conjunction with the Prospectus.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer and sale is not permitted.

INVESTMENT POLICIES AND PRACTICES

The sections below describe, in greater detail than in the Prospectus, some of the different types of investments that may be made by the Fund and the investment practices in which the Fund may engage. The use of options by the Fund is discussed under “DERIVATIVE INVESTMENTS.” The principal investment strategies and associated risks of the Fund are described in the Prospectus.

Types of Equity Securities

The equity securities that the Fund may purchase include common, preferred, and convertible preferred stocks, and securities having equity characteristics such as rights, warrants and convertible debt securities. See “Convertible Securities.” Common stocks and preferred stocks represent equity ownership interests in a corporation and participate in the corporation’s earnings through dividends that the corporation may declare. Unlike common stocks, preferred stocks are entitled to stated dividends payable from the corporation’s earnings, which in some cases may be “cumulative” if previous stated dividends have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have preferences on the distribution of assets in the event of the corporation’s liquidation. Preferred stocks may be “participating,” which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The rights of common and preferred stocks are generally subordinate to rights associated with a corporation’s debt securities.

Convertible Securities

The Fund may purchase convertible securities. These securities include convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the holder receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

Convertible securities have an “investment value,” which is the theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. The investment value changes based upon prevailing interest rates and other factors. They also have a “conversion value,” which is the worth in market value if the security were exchanged for the underlying equity security. Conversion value fluctuates directly with the price of the underlying security. If conversion value is substantially below investment value, the price of the convertible security is governed principally by its investment value. If the conversion value is near or above investment value, the price of the convertible security generally will rise above investment value and may represent a premium over conversion value because of the combination of the convertible security’s right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. A convertible security’s price, when price is influenced primarily by its conversion value, will generally yield less than a senior non-convertible security of comparable investment value. Convertible securities may be purchased at varying price levels above their investment values or conversion values. However, there is no assurance that any premium above investment value or conversion value will be recovered, because prices change, and, as a result, the ability to achieve capital appreciation through conversion may never occur.

Exchange-Traded Funds and Other Similar Instruments

The Fund may purchase shares of exchange-traded funds (“ETFs”) and other similar instruments. An ETF is an investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that holds a portfolio of common stocks designed to track the performance of a particular index. ETFs sell and redeem their shares at NAV in large blocks (typically 50,000 shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

Instruments the Fund may purchase that are similar to ETFs represent beneficial ownership interests in specific “baskets” of stocks of companies within a particular industry sector or group. These securities may also be listed on national securities exchanges and purchased and sold in the secondary market, but unlike ETFs, the issuers of these securities are not registered as investment companies under the 1940 Act.

Investments in ETFs and other instruments involve certain inherent risks generally associated with investments in a broadly based portfolio of stocks, including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument. In addition, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held.

Because ETFs and pools that issue similar instruments bear various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser will consider the expenses associated with an investment in determining whether to invest in an ETF or other instrument.

Special Corporate Situation Investments

The Fund may invest a portion of its total assets in securities of companies that may be involved in special corporate situations, the occurrence of which would favorably affect the values of the companies’ equity securities. Such situations could include, among other developments, a change in management or management policies; the acquisition of a significant equity position in the company by an investor or investor group; a merger, a reorganization, or the sale of a division; the spin-off of a subsidiary, division, or other substantial assets; or a third-party or issuer tender offer. The primary risk of this type of investing is that if the contemplated event does not occur or if a proposed transaction is abandoned, revised, or delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price the Fund paid.

In general, securities that are the subject of a special corporate situation sell at a premium to their market prices immediately following the announcement of the situation. However, the increased market price of these securities may nonetheless represent a discount from what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. These investments may be advantageous when the following occur: (1) the discount significantly overstates the risk of the contingencies involved; (2) the discount significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transactions; or (3) the discount fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Adviser, which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror, as well as the dynamics of the business climate when the offer or proposal is in progress.

The Fund’s special corporate situation investments may tend to increase its portfolio turnover ratio, thereby increasing brokerage commissions and other transaction expenses. However, the Adviser attempts to select investments of the type described that, in its view, also have a reasonable prospect of significant capital appreciation over the long term.

Types of Fixed-Income Securities

The Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. Fixed-income securities purchased by the Fund may include, among others, bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”); municipal securities; mortgage-backed and asset-backed securities; and debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, or by government-owned, -controlled, or -sponsored entities, including central banks. Under certain circumstances, these investments are subject to certain quality limitations and other restrictions and include money market instruments and other types of obligations. Investors should recognize that although securities ratings issued by Standard & Poor’s® Ratings Services (“S&P”), a division of The McGraw-Hill Companies, Inc., and Moody’s Investors Services©, Inc. (“Moody’s”), provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. A description of the ratings used by S&P and Moody’s is set forth in Appendix A to this SAI. Changes in interest rate levels generally cause fluctuations in the prices of fixed-income securities and will, therefore, cause fluctuations in the NAV per share of the Fund. Subsequent to the purchase of a fixed-income security by the Fund, the ratings or credit quality of such security may deteriorate. Any such subsequent adverse changes in the rating or quality of a security held by the Fund would not require the Fund to sell the security.

Zero-Coupon Securities

Fixed-income securities purchased by the Fund may include zero-coupon securities. These securities do not pay any interest until maturity, and for this reason, zero-coupon securities of longer maturities may trade at a deep discount from their face or par values and may be subject to greater fluctuations in market value than ordinary debt obligations of comparable maturity. Current federal tax law requires the holder of a zero-coupon security to accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment that year.

Variable- and Floating-Rate Securities

Fixed-income securities purchased by the Fund may also include variable- and floating-rate securities. The interest rates payable on these securities are adjusted either at predesignated periodic intervals or whenever there is a change in an established market rate of interest. Other features may include a right whereby the Fund may demand prepayment of the principal amount before the stated maturity (a “demand feature”) and the right of an issuer to prepay the principal amount before maturity. One benefit of variable- and floating-rate securities is that because of interest rate adjustments on the obligation, changes in market value that would normally result from fluctuations in prevailing interest rates are reduced. One benefit of a demand feature is enhanced liquidity.

Non-Investment-Grade Debt Securities

As discussed in the Prospectus, the Fund may invest in both investment-grade and non-investment-grade debt securities (including high-yield bonds). Non-investment-grade debt securities (typically called “junk bonds”) are securities considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The Fund will not invest more than 10% of the value of its total assets in non-convertible securities that are not investment-grade.

Companies that issue these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-grade securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities, because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-grade securities. The lack of a liquid secondary market may have an adverse impact on market price and yield, as well as on the Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio and calculating its NAV. Adverse publicity and investor perceptions may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation, because of a lack of reliable, objective data.

These securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the Adviser will review the credit and other characteristics pertinent to such new issues.

The Fund will not purchase any debt security rated below “CCC” by S&P or “Caa” by Moody’s (or any unrated debt security determined to be of comparable quality by the Adviser). If the rating of any debt security held by the Fund is downgraded below such minimum ratings (or if the Adviser determines that a comparable unrated debt security has similarly declined in quality), there is no requirement that the Fund sell such security. The determination of whether to sell any such security will be made by the Adviser, consistent with its best investment judgment.

Securities of Other Investment Companies

The Fund may invest in securities of other investment companies, including ETF shares and shares of money market funds. The Fund’s investment in these securities (other than shares of money market funds) may be subject to certain limitations imposed by the 1040 Act. Investment companies such as ETFs and money market funds pay investment advisory and other fees and incur various expenses in connection with their operations. When the Fund invests in another investment company, shareholders of the Fund will indirectly bear these fees and expenses, which will be in addition to the fees and expenses of the Fund.

Foreign Securities

The Fund invests in equity and fixed-income securities of foreign companies, including companies located in both developed and emerging-market countries. Investment in foreign securities may include the purchase of American Depositary Receipts (“ADRs”) and other depositary receipts that represent indirect interests in securities of foreign issuers. A significant portion of the Fund’s exposure to foreign investments will be composed of such investments. Investments in foreign securities are affected by risk factors generally not associated with investments in the securities of U.S. companies in the U.S. With respect to such securities, there may be more limited information publicly available concerning the issuer than would be the case with respect to domestic securities, foreign issuers may use different accounting standards, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency risks, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging-market countries and in less developed countries.

The purchase of securities denominated in foreign currencies will subject the value of the Fund’s investments in those securities to fluctuations caused by changes in foreign exchange rates. To hedge against the effects of changes in foreign exchange rates, the Fund may enter into forward foreign currency exchange contracts (“forward contracts”). These contracts represent agreements to exchange an amount of currency at an agreed-upon future date and rate. The Fund will generally use forward contracts only to “lock in” the price in U.S. dollars of a foreign security that the Fund plans to purchase or to sell, but in certain limited cases, it may use such contracts to hedge against an anticipated substantial decline in the price of a foreign currency against the U.S. dollar that would adversely affect the U.S. dollar value of foreign securities held by the Fund. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Fund against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates. The Fund will not enter into a forward contract if, as a result, forward contracts would represent more than 20% of the Fund’s total assets. For hedging purposes, the Fund may also use options on foreign currencies, which expose the Fund to certain risks. See “DERIVATIVE INVESTMENTS — Options on Foreign Currency” and “INVESTMENT POLICIES AND PRACTICES — Forward Contracts.”

Some foreign securities are traded in the U.S. in the form of ADRs. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts generally involve the same risks as other investments in foreign securities. However, holders of ADRs and other depositary receipts may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of the borrower on any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash-flow dependency, default by borrowers, and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”), to avoid entity level tax and be eligible to pass through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which a REIT may not have control over its investments. REITs may use significant amounts of leverage.

REITs often do not provide complete tax information until after the end of the calendar year. Consequently, because of the delay, it may be necessary for the Fund, if invested in REITs, to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Alternatively, amended Forms 1099-DIV may be sent.

Master Limited Partnerships

Master limited partnerships (“MLPs”) are publicly traded companies organized as limited partnerships or limited liability companies and treated as partnerships for U.S. federal tax purposes. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded stock. MLP income is generally not subject to entity-level tax. Instead, an MLP’s income, gain, loss, deductions, and other tax items pass through to common unitholders.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent that the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD. However, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner that results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders.

These incentive distributions encourage the general partner to streamline costs, increase capital expenditures, and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

Temporary Investments

During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, the Fund would not be pursuing its stated investment objective with its usual investment strategies. The Fund may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by S&P or Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high-quality, short-term fixed-income obligations (which generally have remaining maturities of one year or less), and may include U.S. Government Securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. The Fund, as an investor in a money market fund, will indirectly bear the fees and expenses of that fund, which will be in addition to the fees and expenses of the Fund. Repurchase Agreements involve certain risks not associated with direct investments in debt securities. See “INVESTMENT POLICIES AND PRACTICES — Repurchase Agreements.”

Diversification

As a “diversified” investment company, the Fund, with respect to 75% of its total assets, must limit its investment in the securities of any single issuer to not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer (except that these limitations do not apply to investments in U.S. Government Securities and securities of other investment companies).  However, to limit the risks associated with highly concentrated holdings, it is the Fund’s current policy (which may be changed by the Board of Trustees of the Trust (the “Board”)) not to invest more than 5% of the value of its total assets in the securities of any one issuer.  The Fund also intends to adhere to the diversification requirements of the Code applicable to regulated investment companies. See “DIVIDENDS, DISTRIBUTIONS, AND TAXES.”

Portfolio Turnover

Although the Fund generally does not engage in short-term trading, portfolio securities may be sold without regard to the time they have been held when investment considerations warrant such action. It is expected that the Fund’s portfolio turnover rate will not exceed 100%. A higher portfolio turnover rate would result in higher brokerage costs to the Fund and could also result in the greater realization of capital gains that will be subject to tax, including short-term gains, which will be taxable to shareholders at ordinary income tax rates. See “DIVIDENDS, DISTRIBUTIONS, AND TAXES.”

Short Sales

The Fund may effect short sales of securities with respect to shares of ETFs and other similar instruments. When the Fund effects a short sale, it will sell ETF shares (or other securities) that it does not own in anticipation of purchasing the same shares (or securities) in the future at a lower price. The cash proceeds of the short sale will be held by the broker effecting the short sale. In these transactions, the Fund’s broker borrows the securities sold short and is obligated to return those securities to the lender at a later time. The Fund closes its short position by subsequently purchasing the securities sold short, which are then available to the broker to return to the lender. When the Fund effects a short sale of securities, it must maintain a combination of cash with the broker, and cash or liquid securities maintained in a segregated account, with a value equal to the current market value of the securities sold short. The Fund’s ability to effect short sales is subject to certain limitations. See “INVESTMENT RESTRICTIONS.”

If the price of the securities sold short declines (in an amount exceeding transaction costs), the Fund will realize a gain from the transaction. Conversely, if the price of the securities sold short increases, the Fund will realize a loss. The amount of this loss, in theory, is unlimited, because there is no limit on the possible increase in market price of the securities sold short. For this reason, short selling is considered to be a speculative investment practice. The limited use of this practice, however, permits the Funds to hedge against a market downturn.

The Fund may also effect short sales “against the box” to hedge against a decline in the value of a security owned by the Fund. These transactions are not subject to the limitations described above. However, if a Fund effects a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and hold those securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.

Illiquid Securities

The Fund may invest up to 15% of the value of its net assets in illiquid securities. Illiquid securities are those that the Fund cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund carries the securities. These securities include restricted securities and repurchase agreements maturing in more than seven days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and thus may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Subject to the adoption of guidelines by the Board, certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the 1933 Act and non-exempt commercial paper may be determined to be liquid by the Adviser. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which the Fund is carrying the securities.

Forward Contracts

The Fund is authorized to enter into forward contracts. These contracts represent agreements to exchange an amount of currency at an agreed-upon future date and rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. A forward contract generally has no deposit requirement, and such transactions do not involve commissions. By entering into a forward contract for the purchase or sale of the amount of foreign currency invested in an equity or fixed-income security of a foreign issuer (a “foreign security”), the Fund can hedge against possible variations in the value of the dollar versus the subject currency either between the date the foreign security is purchased or sold and the date on which payment is made or received (“transaction hedging”), or during the time the Fund holds the foreign security (“position hedging”). Hedging against a decline in the value of a currency through the use of forward contracts does not eliminate fluctuations in the prices of securities or prevent losses if the prices of securities decline. Hedging transactions precludes the opportunity for gain if the value of the hedged currency should rise. The Fund will not speculate in forward currency contracts. If the Fund enters into a position-hedging transaction, which is the sale of forward non-U.S. currency with respect to a security held by it and denominated in such foreign currency, the Trust’s custodian will place cash or liquid securities in a separate account in an amount equal to the value of the Fund’s total assets committed to the consummation of such forward contract. If the value of the securities placed in the account declines, additional cash or securities will be placed in the account so that the value of cash or securities in the account will equal the amount of the Fund’s commitments with respect to such contracts. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Fund against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates. The Fund does not intend to enter into forward contracts during the coming year.

Repurchase Agreements

The Fund may enter into repurchase agreements involving the types of securities eligible for purchase by the Fund. However, there is no limitation upon the maturity of the securities underlying the repurchase agreements. The Fund may use repurchase agreements in lieu of purchasing money market instruments.

Repurchase agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of U.S. Government Securities or other securities from a selling financial institution such as a bank, savings and loan association, or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

Repurchase agreements involve certain risks not associated with direct investments in debt securities. If the seller under a repurchase agreement becomes insolvent, the Fund’s right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of such securities may decline before the Fund is able to dispose of them. If the Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result.

The Fund has adopted procedures designed to minimize the risks of loss from repurchase agreement transactions. These procedures include a requirement that the Adviser effect repurchase transactions only with large, well-capitalized United States financial institutions approved by it as creditworthy based upon periodic review under guidelines established and monitored by the Board. In addition, the value of the collateral underlying the repurchase agreement, which will be held by the Trust’s custodian on behalf of the Fund, will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Lending Portfolio Securities

The Fund may lend its portfolio securities to brokers, dealers, and financial institutions in an amount not exceeding 33 1/3% of the value of the Fund’s total assets. These loans will be secured by collateral (consisting of cash, U.S. Government Securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. The Fund will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while earning interest on the cash amounts deposited as collateral, which will be invested in short-term investments.

A loan may be terminated by the borrower on one business day’s notice, or by the Trust on four business days’ notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Trust may use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost exceeding the collateral. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral, should the borrower of the securities fail financially. In addition, securities lending involves a form of leverage, and the Fund may incur a loss if securities purchased with the collateral from securities loans decline in value or if the income earned does not cover the Fund’s transaction costs. However, loans of securities will be made only to companies the Board deems to be creditworthy (such creditworthiness will be monitored on an ongoing basis) and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities. Any gain or loss in the market price during the loan period would inure to the Fund.

When voting or consent rights that accompany loaned securities pass to the borrower, the Trust will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the investment in such loaned securities. The Fund will pay reasonable finder’s, administrative, and custodial fees in connection with loans of securities. The Fund may lend foreign securities consistent with the foregoing requirements.

DERIVATIVE INVESTMENTS

As discussed in the Prospectus, the Fund may use derivative instruments (“Derivatives”) in connection with its investment activities. The types of Derivatives in which the Fund invests may include, but are not limited to, options on securities, options on securities indices, options on foreign currency, warrants, and rights (collectively, “Derivatives”). The following discussion provides additional information regarding the risks associated with the Fund’s use of Derivatives.

Derivatives, Generally

The Fund may invest in Derivatives for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities, or to seek capital appreciation.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the Fund’s portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed, in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities or currencies.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund’s performance.

Derivatives may be purchased on established exchanges or over the counter (“OTC”) through privately negotiated transactions. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce settlement risks. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees OTC Derivatives. Therefore, each party to an OTC Derivative bears the risk that the counterparty will default. Accordingly, the Adviser will consider the creditworthiness of counterparties to OTC Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. OTC Derivatives are less liquid than exchange-traded Derivatives, since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

Warrants and Rights

The Fund may invest in warrants and rights. These securities are forms of derivative instruments that have equity-like characteristics. Warrants are instruments that give the Fund the right to purchase certain securities from an issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. In addition, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised before the expiration date. These factors can make warrants more speculative than other types of investments. In addition to warrants on securities, the Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices in a manner similar to the use of options on securities indices. See “DERIVATIVE INVESTMENTS — Options on Securities Indices.” Rights are similar to warrants but normally have a short duration (usually two to four weeks) and are distributed directly by the issuer to its existing shareholders.

Options on Securities

The Fund may purchase call and put options on securities to seek capital appreciation or for hedging purposes. The Fund may also write and sell covered call and put options for hedging purposes. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time before the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time before the expiration of the option.

A call option written by the Fund is “covered” if the Fund owns the underlying security or holds related securities (i.e., securities whose price movements correlate to the price movements of the securities underlying the option) during the term of the option. By writing a covered call option, the Fund foregoes the opportunity to realize any appreciation in the market price of the underlying security above the exercise price and incurs the risk of having to continue to hold a security that it might otherwise have subsequently determined to sell based on investment considerations. A put option written by the Fund is “covered” (1) if the Fund maintains, at all times cash, U.S. Government Securities or other liquid securities having a value equal to the option exercise price in a segregated account with the Fund’s custodian; (2) if the Fund segregates an equal value of such liquid securities on the Fund’s books; or (3) if the Fund has bought and holds a put on the same security (and on the same amount of securities) where the exercise price of the put held by the Fund is equal to or greater than the exercise price of the put written by the Fund. By writing a put option, the Fund is exposed to the risk, during the term of the option, of a decline in the price of the underlying security that the Fund would be required to purchase at a higher price.

After the Fund has written an option, it may close out its position by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily make a similar “closing sale transaction,” which involves liquidating the Fund’s position by selling the option previously purchased, although the Fund would be entitled to exercise the option, should the Fund deem it advantageous to do so.

The Fund may also invest in so-called “synthetic” options or other derivative instruments written by broker-dealers, including options on baskets of specified securities. Synthetic-options transactions involve the use of two financial instruments that, together, have the economic effect of an options transaction. The risks of synthetic options are generally similar to the risks of actual options, with the addition of increased market risk, liquidity risk, counterparty credit risk, legal risk, and operations risk. Other derivative instruments written by broker-dealers that the Fund may use include derivative instruments that are both consistent with the Fund’s investment objective and legally permissible for the Fund. The risks of such derivative instruments include market risk, liquidity risk, counterparty credit risk, legal risk, and operations risk. Synthetic-options transactions and transactions involving other derivative instruments are deemed to be subject to the Fund’s limitation on the purchase of illiquid securities.

Options transactions may be effected on securities exchanges or in the OTC market. The Fund’s OTC options positions may be of the American or the European variety. The holder of an American-style option may exercise the option at any time after it is purchased until it expires. A European-style option may be exercised only on its expiration date. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. In addition, the Fund may have difficulty closing out its positions in OTC options, which could result in losses to the Fund. Options transactions that are effected in the OTC market are subject to the Fund’s limitation on the purchase of illiquid securities.

Options on Securities Indices

The Fund may purchase and may write and sell call and put options on stock indices (such as the S&P 500® Index) listed on national securities exchanges or traded in the OTC market for hedging purposes. A stock index fluctuates with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options to hedge the Fund’s investment positions will depend upon the extent to which price movements of securities held by the Fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to the Adviser’s ability to correctly predict movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

A put option on an index may be purchased to hedge against a general decline in the stock market or in a particular market segment or industry. A call option on an index may be purchased in an attempt to reduce the risk of missing a general market advancement or an increase in the prices of securities within a particular market segment or industry.

Put and call options on stock indices written by the Fund must be “covered.” A call option on an index written by the Fund will be covered if the Fund segregates in a separate account with its custodian cash, U.S. Government Securities, or other liquid securities with a value equal to its obligations under the option or segregates an equal value of such liquid securities on the Fund’s books. A put option written on an index will be “covered” if (1) the Fund maintains cash, U.S. Government Securities or other liquid securities with a value equal to the exercise price of the option in a segregated account with its custodian; (2) if the Fund segregates an equal value of such liquid securities on the Fund’s books; or (3) if the Fund has bought and holds a put on the same index (and in the same amount) where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The purchase and sale of options on securities indices will be subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indices create certain risks that are not present with securities options. Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index, or if dissemination of the current level of an underlying index is interrupted. If such an event occurred, the Fund would not be able to close out options that it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes. However, it is the Fund’s policy to purchase options only on indices that include a sufficient number of securities, so that the likelihood of a trading halt in the index is minimized.

The purchaser of an index option may also be subject to a timing risk. If the Fund exercises an option before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change. If such a change caused the exercised option to fall out of the money (that is, the exercising of the option would result in a loss, not a gain), the Fund would be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely, because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Alternatively, when the index level is close to the exercise price, the Fund may sell rather than exercise the option. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the opinion of the Adviser the market for such options has developed sufficiently that such risk in connection with such transactions is no greater than such risk in connection with options on securities.

Options on Foreign Currencies

The Fund may write and purchase covered put and call options on foreign currencies. The Fund may engage in these transactions for the purpose of protecting against declines in the U.S. dollar value of portfolio securities or in the U.S. dollar of dividends or interest expected to be received on those securities. These transactions may also be used to protect against increases in the U.S. dollar cost of securities to be acquired by the Fund. As with other types of options, however, writing an option on foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

Swaps

The Fund is authorized to engage in other transactions in Derivatives. The Fund may take advantage of opportunities in the area of swaps, swaptions, and certain other customized derivative instruments (provided such other instruments are used in a manner consistent with the Fund’s investment objectives and investment restrictions).

A swap is a contract under which two parties agree to make payments to each other based on specified interest rates or the value of an index or other instrument, applied to a stated or “notional” amount. Swaps in which the Fund may participate generally can be classified as interest rate swaps, currency swaps, or equity swaps, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease the Fund’s investment exposure to the particular interest rate, currency or equity involved. A swaption is an option entitling one party to enter into a swap agreement with a counterparty. In addition to swaps and swaptions, the Fund may become a party to various other customized derivative instruments entitling the counterparty to certain payments on the gain or loss on the value of an underlying or referenced instrument. Certain swaps, swaptions, and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, counterparty credit risk, legal risk, and operations risk. In addition, swaps and other derivatives can involve significant economic leverage and may, in some cases, involve significant risks of loss.

INVESTMENT RESTRICTIONS

The Fund has adopted various restrictions on its investment activities. Certain of these restrictions, as well as the Fund’s investment objective, are fundamental policies and cannot be changed without approval by the holders of a majority, as defined by the 1940 Act, of the Fund’s outstanding voting shares. Such a majority means the affirmative vote of the holders of (1) 67% or more of the shares of the Fund present at a meeting of shareholders, if the holders of at least 50% of the outstanding shares of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund, whichever is less.

Under its fundamental policies, the Fund may not:

1.               Invest more than 25% of the value of its total assets in the securities of issuers engaged in any single industry, provided that this does not apply to U.S. Government Securities.

2.               With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations do not apply to investments in U.S. Government Securities and securities of other investment companies.

3.               Purchase or sell commodities, except that the Fund may purchase and sell foreign currency, as well as options on foreign currency and financial futures contracts, and may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities, in accordance with such investment policies as the Board may adopt and subject to applicable regulatory limitations.

4.               Purchase or sell real estate or interests therein, or purchase oil, gas, or other mineral leases, rights or royalty contracts or development programs, except that the Fund may invest in the securities of issuers engaged in the foregoing activities and may invest in securities secured by real estate or interests therein.

5.               Issue senior securities as defined by the 1940 Act or borrow money, except that the Fund may borrow from banks for temporary extraordinary or emergency purposes (but not for investment) in an amount up to 10% of the value of the Fund’s total assets (calculated at the time of the borrowing). The Fund may not make additional investments while it has any borrowings outstanding. This restriction shall not be deemed to prohibit the Fund from purchasing or selling securities on a when-issued or delayed-delivery basis, or entering into repurchase agreements, lending portfolio securities, selling securities short, purchasing or selling financial futures contracts, or writing covered put and call options on securities, stock indices, and foreign currencies, in each case in accordance with such investment policies as the Board may adopt.

6.               Underwrite the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

7.               Make loans of money or securities, except that the Fund may lend money through the purchase of permitted investments, including repurchase agreements, and may lend its portfolio securities in an amount not exceeding 33 1/3% of the value of the Fund’s total assets.

The Fund has adopted the following additional investment restrictions, which are not fundamental and may be changed by the Board. Under these restrictions, the Fund may not:

1.               Invest in the securities of a company for the purpose of exercising management or control; however, this shall not be deemed to prohibit the Fund from exercising voting rights with respect to its portfolio securities.

2.               Pledge, mortgage, hypothecate, or otherwise encumber its assets, except to secure permitted borrowings and to implement collateral and similar arrangements incident to permitted investment practices.

3.               Purchase securities that are illiquid, including repurchase agreements maturing in more than seven days, if as a result more than 15% of the value of the Fund’s net assets would be so invested.

4.               Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

Except as otherwise may be stated, all percentage limitations on the Fund’s investment practices set forth in this SAI and the Prospectus apply at the time of an investment or a transaction, and a subsequent change in percentage resulting from a change in value of the investment or the total value of the Fund’s assets will not constitute a violation of such restriction.

MANAGEMENT OF THE FUND

The Board has the overall responsibility for monitoring the operations of the Trust and the Fund and for supervising the services provided by the Adviser and other organizations. The officers of the Trust are responsible for managing the day-to-day operations of the Trust and the Fund.

Set forth below is information with respect to each of the Trustees and officers of the Trust, including their principal occupations during the past five years.

Independent Trustees

Name, Address, and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
[To be provided by pre-effective amendment]

Interested Trustees & Officers

Name, Address, and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Peter E. Jacobstein* [Address/Age]	Trustee & President	[Indefinite/Since [November 2008]]	[ ]	1	[ ]
Ollen C. Douglass [Address/Age]	Treasurer	[Indefinite/Since [November 2008]]	[ ]	[N/A]	[N/A]
[Trustees and officers to be provided by pre-effective amendment]

*	Mr. Jacobstein is an “interested person” (as defined by the 1940 Act) of the Trust. [Relationship, events or transactions by reason of which he is related to be provided by pre-effective amendment]

Audit Committee

The Board has established an Audit Committee, which is responsible for advising the Board with respect to accounting, auditing, and financial matters affecting the Trust. The Audit Committee consists of all the Independent Trustees as follows: Messrs. [            ], [                ] and [                  ].

Board of Trustees’ Interest in the Fund

The Trustees owned the following dollar ranges of equity securities in the Fund as of the end of the most recently completed calendar year:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Peter E. Jacobstein

Trustee Interest in Adviser, Underwriter, or Affiliates

[As of the end of the most recently completed calendar year, neither the Trustees who are not “interested” persons, as defined by the 1940 Act, of the Fund nor members of their immediate families, owns or has owned securities beneficially or of record in the Adviser, the Underwriter, or any affiliate of the Adviser or Underwriter during the past two calendar years, as shown by the chart below. Accordingly, as of the end of the most recently completed calendar year, neither the Trustees who are not “interested” persons, as defined by the 1940 Act, of the Fund nor members of their immediate families, have or had a direct or indirect interest, the value of which exceeds $120,000 in the Adviser, the Underwriter, or any of their affiliates during the past two calendar years.]

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class

Trustee Material Interest in Any Transactions with Adviser, Underwriter, or Affiliates

During the two most recently completed calendar years, neither the Trustees who are not “interested” persons, as defined by the 1940 Act, of the Fund nor members of their immediate family, have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Underwriter, or any affiliate of the Adviser or Underwriter was a party.

Compensation

Trustees who are not officers or employees of the Adviser, the Underwriter, or their affiliated companies are each paid an annual retainer of $[        ] and receive an attendance fee of $[        ] for each meeting of the Board they attend. Officers of the Trust, all of whom are members, officers, or employees of the Adviser, PNC Global Investment Servicing (U.S.), Inc. (the “Administrator”), or their affiliates, receive no compensation from the Trust. Trustee compensation expected to be received from the Trust for the 2009 fiscal year is set forth below.

Name of Person, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Trust Complex Paid to Trustees*

* As of [January 15, 2009], the Trust had not yet commenced operations. Thus, total compensation received from the Trust is an estimate of future payments that will be made.

CODE OF ETHICS

The Trust and the Adviser have each adopted a code of ethics (“Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, which governs personal securities trading by their respective personnel. Each Code of Ethics permits such individuals to purchase and sell securities, including securities that are purchased, sold, or held by the Fund, but only subject to certain conditions designed to ensure that purchases and sales by such individuals do not adversely affect the Fund’s investment activities.

CONTROL PERSONS AND PRINCIPAL HOLDERS

As of [January 15, 2009], there were no control persons or principal holders of the Fund. Control persons are persons deemed to control the Fund because they own beneficially more than 25% of the outstanding shares of the Fund. Principal holders are persons who own beneficially 5% or more of the outstanding shares of the Fund. The Trustees and officers of the Trust owned [ ]% of the outstanding shares of the Fund as of [January 15, 2009].

INVESTMENT ADVISORY AGREEMENT

The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus titled “MANAGEMENT OF THE FUND — Investment Adviser.”

The Adviser is a Delaware limited liability company with offices at 2000 Duke Street, Suite 175, Alexandria, VA 22314. The Adviser is a wholly owned subsidiary of The Motley Fool Holdings, Inc. (“TMF Holdings”), a multimedia financial-services holding company that also owns The Motley Fool, LLC, which publishes investment information and analysis across a wide range of media, including investment newsletter services, websites, and books. TMF Holdings is controlled by David Gardner and Tom Gardner, along with other private shareholders.

The Adviser provides investment advisory services to the Fund pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”), dated [                        ], between the Adviser and the Trust. The Advisory Agreement has an initial term expiring on [                        ], and may be continued in effect from year to

year thereafter subject to the approval thereof by (1) the Board or (2) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance must also be approved by a majority of the Trustees who are not “interested persons” (as defined by the 1940 Act) of the Trust or the Adviser (the “Independent Trustees”), by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder. A discussion regarding the Board’s approval of the Advisory Agreement and the factors the Board considered will be included in the Fund’s first semi-annual report to shareholders.

The Adviser manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board. The Adviser is responsible for all investment decisions for the Fund and for placing orders for the purchase and sale of investments for the Fund’s portfolio. The Adviser also provides such additional administrative services as the Trust or the Fund may require beyond those furnished by the Administrator and furnishes, at its own expense, such office space, facilities, equipment, clerical help, and other personnel and services as may reasonably be necessary in connection with the operations of the Trust and the Fund. In addition, the Adviser pays the salaries of officers of the Trust who are employees of the Adviser and any fees and expenses of Trustees of the Trust who are also officers, directors, or employees of the Adviser or who are officers or employees of any company affiliated with the Adviser and bears the cost of telephone service, heat, light, power, and other utilities associated with the services it provides.

In consideration of the services provided by the Adviser, the Fund pays the Adviser a fee that is computed and paid monthly at an annual rate of 0.95% of the Fund’s average daily net assets during the month (the “Basic Fee”). Commencing the first month after the Fund has completed 12 full calendar months of operations, the Basic Fee is subject to a monthly adjustment (the “Monthly Performance Adjustment”) based on the investment performance of the Fund relative to the performance of the Morgan Stanley Capital International World Index (the “MSCI World Index”) measured over a trailing-12-month period (the “Performance Measurement Period”). (The Basic Fee as so adjusted is the “Total Advisory Fee.”)

The Monthly Performance Adjustment is calculated by subtracting from the cumulative percentage performance of the Fund during the Performance Measurement Period (net of all expenses, including advisory fees) the percentage change in the MSCI World Index over the same period (including the value of dividends paid during the measurement period on stocks included in the MSCI World Index). If the Fund outperforms the index by 3 percentage points or more, the Monthly Performance Adjustment will be equal to +0.20%. If the Fund underperforms the index by 3 percentage points or more, the Monthly Performance Adjustment will be equal to -0.20%. There will be no Monthly Performance Adjustment if the difference between the investment performance of the Fund and the investment performance of the index is less than 3 percentage points. For example, if the investment performance of the Fund is 17.0% and the performance of the MSCI World Index is 10.0% during a Performance Measurement Period, the Monthly Performance Adjustment will be +0.20%. If the investment performance of the Fund is 10.0% and the performance of the index is 20.0% during a Performance Measurement Period, the Monthly Performance Adjustment will be -0.20%. If the investment performance of the Fund is 12.0% and the performance of the index is 10.0% during a Performance Measurement Period, there will be no Monthly Performance Adjustment.

For each month following the first 12 full calendar months of the Fund’s operations, the Total Advisory Fee payable each calendar month is determined by adding (1) 1/12th of the Basic Fee, plus (2) 1/12th of the Monthly Performance Adjustment, if applicable, multiplied by the average daily net assets of the Fund during the 12-month period ending on the last day of the month.

A table illustrating how the Total Advisory Fee will vary depending upon the investment performance of the Fund relative to the MSCI World Index is contained in the Prospectus.

The Basic Fee and the Total Advisory Fee that may be payable by the Fund as a result of the Monthly Performance Adjustment may each be higher than the advisory fees paid by other mutual funds with similar investment objectives.

PORTFOLIO MANAGERS

The Adviser has established an investment committee (“Investment Committee”), led by William H. Mann III, and composed of portfolio managers William H. Mann III and William S. Barker, CFA. Mr. Mann and Mr. Barker are responsible for implementing the Investment Committee’s determinations and managing the Fund’s investments. The following table provides information regarding accounts managed by the portfolio managers as of [January 15,] 2009:

	Total Accounts		Accounts With Performance-Based Fees
Portfolio Manager Other Accounts	Number	Assets (in Millions)	Number	Assets (in Millions)
[ ]
Registered Investment Companies	[ ]	$[ ]	[ ]	$[ ]
Other Pooled Investment Vehicles	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]

[ ]
Registered Investment Companies	[ ]	$[ ]	[ ]	$[ ]
Other Pooled Investment Vehicles	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]

Portfolio Manager Compensation

Cash compensation for portfolio managers is based on role and performance. Portfolio managers also participate in benefit plans and programs generally available to all Adviser employees.

[The compensation paid to [                        ] consists of the overall profits of the Adviser and its affiliated entities (the “Firm”) after all expenses. [                        ] receives compensation in the form of salary and a share of the Firm’s overall profits. [                        ] receives compensation in the form of salary and bonus, which is based, in part, on a specific percentage of all of the performance-based fees earned by the Firm.]

Overall Firm compensation levels are established by [                        ].

Material Conflicts of Interest

Real, potential, or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund. The portfolio managers may manage other accounts with investment strategies similar to the Fund, including other pooled investment vehicles and separately managed accounts. Fees earned by the Adviser may vary among these accounts, and the portfolio managers may personally invest in these accounts. (Although the Fund’s Total Advisory Fee has a performance adjustment component, the Fund does not pay a separate performance-based fee.) Performance-based fees earned by the Adviser from managing other accounts could potentially exceed the fees earned by the Adviser from managing the Fund. Further, a portion of the compensation paid to [                        ] depends on the level of performance-based fees earned by the Adviser from the other accounts. These factors could create conflicts of interest because portfolio managers have potential incentives to favor certain accounts over others (including the Fund), resulting in other accounts outperforming the Fund.

A conflict may also exist if the portfolio managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity because of the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely affect the value of securities held by the Fund. However, the

Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion and that the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

The Adviser and the portfolio managers may carry on investment activities for their own accounts and for those of their families and other clients in which the Fund has no interest, and thus may have certain additional conflicts of interest. In addition, the Adviser may act as the investment adviser to accounts pursuing a range of traditional and alternative investment strategies. As a consequence of managing multiple investment products with varying investment programs, securities may be purchased or sold for some accounts but not others, and securities that are being sold for some accounts may be purchased for others. Factors that could lead to differences in trading decisions for various investment strategies include, among others, in the case of conflicting positions: differing portfolio manager analyses, different investment horizons, implementation of a particular hedging strategy, and differing desired market exposures. When making allocations, portfolio managers may also consider a number of factors, such as cash flow situations, tax considerations, different investment horizons, and different investment strategies. All portfolio managers are aware that trades may not be made in one client account for the purpose of benefiting another client account. Investment decisions must be made only on the basis of the investment considerations relevant to the particular account for which a trade is being made.

The Adviser has adopted a Code of Ethics, Best Execution Policies and Procedures, and Aggregation and Allocation Procedures, among other policies and procedures, that seek to ensure that clients’ accounts are not harmed by potential conflicts of interests. The Adviser will also implement procedures to assure that fair and appropriate allocation of securities is made among all of its investment vehicles, as applicable.

In addition, certain publishing affiliates of the Adviser (the “Publishing Affiliates”) publish information, opinions, and recommendations regarding the purchase and sale of securities, potentially including particular securities, industries, or market sectors that the Adviser may consider or hold for the Fund. These opinions and recommendations may be consistent with, or opposed to, the views of the Adviser, and they may adversely affect the prices of securities held by the Fund or the prices at which the Fund can purchase or sell particular securities. The Fund and the Publishing Affiliates have adopted procedures to prevent the Publishing Affiliates’ personnel from obtaining or using nonpublic information about the Fund’s holdings or the Adviser’s strategy. Conversely, although members of the Investment Committee may base their investment decisions, in part, upon analysis published by the Publishing Affiliates, the Adviser and the Publishing Affiliates have adopted measures to prevent the Adviser’s personnel from obtaining or using unpublished information from the Publishing Affiliates and their publications.

As of [January 15, 2009], the dollar range of equity securities of the Fund beneficially owned by each portfolio manager is:

Dollar Range of Equity Securities Owned in the Fund
Name of Portfolio Manager	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001- $500,000	$500,001 - $1,000,000	Over $1,000,000

UNDERWRITER

Shares of the Fund are distributed on a continuous basis at their current NAV per share, without imposition of any front-end or contingent deferred sales charge, by the Underwriter.

The Underwriter provides these services to the Fund pursuant to an Underwriting Agreement dated as of November 14, 2008, with the Trust (the “Underwriting Agreement”). The Underwriting Agreement is terminable without penalty, on at least 60 days’ prior written notice, by the Board, by vote of the holders of a majority of the Fund’s outstanding voting shares, or by the Underwriter. The Underwriting Agreement has an initial term expiring on November 13, 2010. The Underwriting Agreement may be renewed for successive one-year terms, provided such continuance is specifically approved by (1) the Board; or (2) vote of a majority of the Fund’s outstanding voting securities, provided that, in either event, the continuance must also be approved by a majority of the Trustees who are not “interested persons” (as defined by the 1940 Act) of the Trust or the Underwriter, by vote cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement provides that it will terminate automatically in the event of its “assignment” (as defined by the 1940 Act and the rules thereunder).

In the Underwriting Agreement, the Trust has agreed to indemnify the Underwriter to the extent permitted by applicable law against certain liabilities under the 1933 Act. The Underwriter is compensated by the Adviser for its services to the Trust under a written agreement for such services between the Adviser and the Underwriter.

The principal business address of the Underwriter is at 760 Moore Road, King of Prussia, PA 19406-1212.

HOW TO REDEEM SHARES

The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus titled “HOW TO REDEEM SHARES.”

Redemption Fees

A redemption fee of 2.00% of the then current value of the shares redeemed is imposed on redemptions of shares made within 90 days of purchase (i.e., the redemption is effective on or before the 90th day following the date of purchase), subject to certain exceptions. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading of Fund shares. The fee does not apply to the redemption of shares that were purchased by reinvesting dividends or other Fund distributions. It also does not apply to redemptions where the Fund’s transfer agent, PNC Global Investment Servicing, Inc. (the “Transfer Agent”), is notified by the shareholder or the shareholder’s agent that the redemption is being made to make required distributions from an Individual Retirement Account (or other tax-deferred retirement account) or to redemptions following the death or disability of a record shareholder. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.

Wire Redemption Privilege

By using this privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Trust will initiate payment for shares redeemed pursuant to this privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Distribution Services Form, or to a correspondent bank if the investor’s bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor’s bank may be necessary to avoid a delay in crediting the funds to the investor’s bank account.

To change the commercial bank, or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described in the Prospectus under “HOW TO REDEEM SHARES.”

Suspension of Redemptions

The right of redemption may be suspended or the date of payment postponed (1) during any period when the New York Stock Exchange, Inc. (the “NYSE”) is closed (other than customary weekend and holiday closings); (2) when trading in the markets the Fund ordinarily uses is restricted, or when an emergency exists as determined by the Securities and Exchange Commission (the “SEC”) such that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable; or (3) for such other periods as the SEC by order may permit to protect the Fund’s shareholders.

PORTFOLIO HOLDINGS INFORMATION

The Adviser and the Fund maintain portfolio holdings disclosure policies that govern the circumstances under which disclosure may be made to shareholders and third parties of information regarding the portfolio investments held by the Fund. Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter (in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q). These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

From time to time, rating and ranking organizations such as Standard & Poor’s®, Lipper, Bloomberg™, L.P., and Morningstar®, Inc., may request complete portfolio holdings information in connection with rating the Fund. As described in the Fund’s policies, the Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing portfolio holdings information, the Fund will generally disclose only such information subject to a confidentiality agreement as of the end of the most recent calendar quarter, with a lag of five to 10 business days following the end of the quarter. In addition, the Chief Compliance Officer may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with differing lag times to rating agencies, provided that (1) the recipient is subject to a confidentiality agreement, (2) the recipient will use the information to reach certain conclusions about the investment management characteristics of the Fund and will not use the information to facilitate or assist in any investment program, and (3) the recipient will not provide access to third parties to this information. Any exception granted, and the rationale therefor, must be reported to the Board.

In addition, pursuant to the Fund’s policies, the Fund’s service providers, including the administrator, legal counsel and auditors, may receive portfolio holdings information in connection with their services to the Fund. In no event shall the Adviser, its affiliates or employees, or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the sections in the Fund’s Prospectus titled “HOW TO BUY SHARES” and “HOW TO REDEEM SHARES.”

NAV is determined as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) each day the NYSE is open, except that no computation need be made on a day on which no orders to purchase or redeem shares have been received. The NYSE currently observes the following holidays: New Year’s Day, Martin Luther King  Jr. Day (third Monday in January), Presidents Day (third Monday in February), Good Friday (Friday before Easter), Memorial Day (last Monday in May), Independence Day, Labor Day (first Monday in September), Thanksgiving Day (last Thursday in November), and Christmas Day.

NAV per share is computed by dividing the value of the Fund’s net assets (i.e., the value of its assets less its liabilities) by the total number of Fund shares outstanding. In computing NAV, securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last reported sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different from the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Securities traded in the OTC market are valued on the basis of the last sales price as reported by NASDAQ®. If there are no sales on that day, then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ®. Stock options and stock index options traded on national securities exchanges or on NASDAQ® are valued at the mean between the latest bid and asked prices for such options. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Board. Debt securities that mature in fewer than 60 days are valued at amortized cost (unless the Board determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day before maturity, if their original term to maturity exceeded 60 days. A pricing service may be used to determine the fair value of securities held by the Fund. Any such service might value the investments based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The service may also employ electronic data-processing techniques, a matrix system, or both to determine valuation. The Board will review and monitor the methods used by such services to assure itself that securities are valued at their fair values.

The values of securities held by the Fund and other assets used in computing NAV are determined as of the time trading in such securities is completed each day, which, in the case of foreign securities, generally occurs at various times before the close of the NYSE. Trading in securities listed on foreign securities exchanges will be valued at the last sale or, if no sales are reported, at the bid price as of the close of the exchange, subject to possible adjustment as described in the Prospectus. Foreign currency exchange rates are also generally determined before the close of the NYSE. On occasion, the values of such securities and exchange rates may be affected by events occurring between the time as of which determinations of such values or exchange rates are made and the close of the NYSE. When such events materially affect the value of securities held by the Fund or their liabilities, such securities and liabilities will be valued at fair value in accordance with procedures adopted in good faith by the Board. The values of any assets and liabilities initially expressed in foreign currencies will be converted to U.S. dollars based on exchange rates supplied by a quotation service.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus titled “DIVIDENDS, DISTRIBUTIONS, AND TAXES.” In addition, the following is only a summary of certain tax considerations that generally affect the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

It is the policy of the Trust each fiscal year to distribute substantially all of the Fund’s net investment income (i.e., generally, the income that it earns from dividends and interest on its investments, and any short-term capital gains, net of Fund expenses) and net capital gains, if any, to its shareholders. Unless requested otherwise by a shareholder, dividends and other distributions will be automatically reinvested in additional shares of the Fund at the NAV per share in effect on the day after the record date.

The Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code. If so qualified, the Fund will not be subject to federal income tax on that part of its net investment income and net capital gains that it distributes to its shareholders. Certain federal income and excise taxes would be imposed on the Fund if it fails to make certain required distributions of its income to shareholders. The Fund intends, however, to make distributions in a manner that will avoid the imposition of any such taxes. If, however, for any taxable year the Fund fails to qualify as a RIC, it would be subject to federal corporate income tax on its taxable income. To qualify for such tax treatment, the Fund must generally, in addition to making distributions to shareholders each year in a timely manner equal to the sum of (1) at least 90% of its “investment company taxable income” as defined in the Code and (2) at least 90% of its net tax-exempt income, if any, among other things, (a) derive at least 90% of its gross income from dividends, interest (including payments received with respect to loans of stock and securities), gains from the sale or other disposition of stock, securities, or foreign currencies and certain related income and net income derived from an interest in a “qualified publicly traded partnership” (generally, a publicly traded partnership other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC); and (b) diversify its holdings so that at the end of each quarter of its fiscal year (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government Securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s total assets or 10% of the outstanding voting securities of the issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government Securities or securities of other RICs) of any one issuer, any two or more issuers that the Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

Shareholders subject to federal income taxation will have to pay any applicable federal income taxes on the dividends and capita; gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares of the Fund. Dividends and capital gain distributions will also be subject to applicable state and local taxes. Dividends derived from net investment income or net realized short-term capital gains will be taxable to shareholders as ordinary income for federal income tax purposes, except with respect to “qualified dividends” received by individual shareholders, as described below. Distributions from net realized long-term capital gains will be taxable to shareholders as long-term capital gains for federal income tax purposes, regardless of how long shareholders have held their shares of the Fund. The Code provides that the net capital gain of an individual generally will not be subject to federal income tax at a rate in excess of 15% with respect to capital assets held for more than 12 months; the maximum rate is currently scheduled to increase to 20% for taxable years beginning on or after January 1, 2011. Each year, shareholders of the Fund will be sent full information on dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains, the amount of dividends that are designated as “qualified dividends” for individual shareholders, and the amount of dividends eligible for the dividends-received deduction available for corporations.

Redemptions of shares of the Fund will result in the recognition of any gain or loss for federal income tax purposes. Any loss arising from the sale or redemption of shares in the Fund held for six months or fewer will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any amount of capital gain distributions the shareholder receives with respect to such shares. For purposes of determining whether shares in the Fund have been held for six months or less, a shareholder’s holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales.

Depending upon the composition of the Fund’s income, the entire amount or a portion of the dividends paid by the Fund from net investment income may be designated as “qualified dividends” that are taxable to individual shareholders at long-term capital gains rates, provided that certain holding period requirements are met. Under current law, such dividends will be taxable at ordinary income rates for taxable years beginning on or after January 1, 2011. In general, dividend income of the Fund distributed to individual shareholders will be eligible for the lower tax rate only to the extent that the Fund’s income consists of dividends paid by U.S. corporations and certain foreign corporations. However, it appears that the lower tax rate will apply only if the individual shareholder holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales, or similar transactions is not counted. In addition, an individual shareholder would not benefit to the extent he, she or it is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Depending upon the composition of the Fund’s income, the entire amount or a portion of the dividends paid by the Fund from net investment income may qualify for the dividends-received deduction allowable to qualifying U.S. corporate shareholders (the “dividends-received deduction”). In general, dividend income of the Fund distributed to qualifying corporate shareholders will be eligible for the dividends-received deduction only to the extent that the Fund’s income consists of dividends paid by U.S. corporations. However, a corporate shareholder’s dividends-received deduction will be disallowed unless he, she or it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar transactions is not counted. In addition, a corporate shareholder would not benefit to the extent that he, she or it is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property. Furthermore, the dividends-received deduction will be disallowed to the extent that a corporate shareholder’s investment in shares of the Fund, or the Fund’s investment in the shares of the dividend-paying corporation, is financed with indebtedness.

It should be noted that both dividends and capital gains distributions received by an investor have the effect of reducing the NAV of the shares by the exact amount of the dividend or capital gains distribution. If the NAV of the shares should be reduced below a shareholder’s cost as a result of such distributions, such distributions would be at least a partial return of capital but nonetheless taxable. Therefore, an investor should consider the tax consequences of purchasing shares immediately before a distribution record date.

Dividends and interest received by the Fund on foreign investments may give rise to withholding and other taxes imposed on the Fund by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

There is generally no withholding tax to a shareholder who is not a U.S. person within the meaning of the Code (“Non-U.S. Person”) (1) on the portion of the Fund’s distributions that consist of long-term capital gains realized by the Fund, and (2) for the Fund’s taxable years beginning before January 1, 2010, on the portion of the Fund’s distributions that the Fund designates as short-term capital gains dividends or “interest-related dividends” (generally, dividends attributable to net interest income that would not result in U.S. withholding taxes if earned directly by the shareholder), in all cases provided that such distributions are not effectively connected with the conduct of a trade or business in the U.S. by such Non-U.S. Person. However, the remaining distributions to Non-U.S. Persons are generally subject to a 30% withholding tax, unless reduced or eliminated by treaty. Other rules may apply to Non-U.S. Persons 1) whose income from the Fund is effectively connected with the conduct of a U.S. trade or business by such Non-U.S. Person; or (2) in certain circumstances, to the extent that the Fund makes distributions before January 1, 2010, if such distributions are attributable to dispositions of United States real property interests (e.g., investments in certain real estate investment trusts). Such investors should consult with their own advisers regarding those rules.

Federal regulations generally require the Fund to withhold and remit to the U.S. Treasury a “backup withholding” tax with respect to dividends, distributions from net realized long-term capital gains, and the proceeds of any redemption paid to a shareholder if such shareholder fails to certify on IRS Form W-9, Form W-8BEN, or other applicable form either that the Taxpayer Identification Number (“TIN”) furnished to the Fund is correct or that such shareholder has not received notice from the Service of being subject to backup withholding. Furthermore, the Service may notify the Fund to institute backup withholding if the Service determines that a shareholder’s TIN is incorrect or if a shareholder has failed to properly report taxable dividends or interest on a federal tax return. A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return. The backup withholding rate is 28% and is subject to change starting January 1, 2011.

From time to time, it is possible that the Fund may not qualify as a “publicly offered regulated investment company.” In such case, certain noncorporate shareholders, including individuals, trusts, and estates, may be limited in their ability to deduct certain expenses of the Fund, including the Total Advisory Fee, which expenses would be treated as miscellaneous itemized deductions subject to limitations on deductibility applicable to such shareholders. A “publicly offered regulated investment company” is a RIC whose shares are (1) continuously offered pursuant to a public offering, (2) regularly traded on an established securities market, or (3) held by at least 500 persons at all times during the taxable year.

Pursuant to recently issued Treasury regulations directed at tax-shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction.” A transaction may be a “reportable transaction” based upon any of several indicia, including the recognition of a loss in excess of certain thresholds. Under new legislation, a significant penalty is imposed on taxpayers who participate in a

“reportable transaction” and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in shares of the Fund.

Ordinarily, gains and losses realized by the Fund from portfolio transactions will be treated as capital gains and losses. However, all or a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency-denominated bank deposits) and non-U.S.-dollar-denominated securities (including debt instruments and certain forward contracts and options) will be treated as ordinary income or loss under Section 988 of the Code. Income or loss from transactions involving certain derivative instruments, such as certain swap transactions, will also generally constitute ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. Finally, all or a portion of the gain realized from engaging in “conversion transactions” may be treated as ordinary income under Section 1258 of the Code. “Conversion transactions” are defined to include certain forward, futures, option, and straddle transactions, certain transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

Under Section 1256 of the Code, any gain or loss realized by the Fund from certain foreign currency forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of the Fund’s taxable year will be treated as sold for their then-fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

Offsetting positions held by the Fund involving certain forward contracts or options may constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Sections 1092 of the Code, which, in certain circumstances, overrides or modifies the provisions of Sections 1256 and 988 of the Code. As such, all or a portion of any short or long-term capital gain from certain “straddle” transactions may be recharacterized as ordinary income.

If the Fund were treated as entering into “straddles” by reason of its engaging in certain forward contracts or options transactions, such “straddles” would be characterized as “mixed straddles” if the forward contracts or options transactions comprising a part of such “straddles” were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to “mixed straddles.” Depending on which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the “straddle” and conversion transaction rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the “straddle” and conversion transaction rules, short-term capital loss on “straddle” positions may be recharacterized as long-term capital loss, long-term capital gains from such positions may be treated as short-term capital gains, and any capital gains from such positions may be treated as ordinary income.

In the event of short sales of an appreciated financial position, which constitute constructive sales under Section 1259 of the Code, the Fund must recognize gain as if the position were sold, assigned, or otherwise terminated at its fair market value as of the date of the short sale and immediately repurchased. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on that position to reflect the gain recognized on the short sale. The Fund’s holding period in the position would begin as if the Fund had first acquired the position on the date of the short sale.

The Trust may be subject to tax in certain states where it does business. In states with income-tax laws, the tax treatment of the Trust and its shareholders in respect to distributions may differ from federal tax treatment.

The foregoing discussion regarding federal and state taxation is for general information only. It is based on tax laws and regulations as in effect on the date of this SAI, and is subject to change by legislative or administrative action. Prospective shareholders should consult their own tax advisers concerning the federal, state, local, and foreign tax consequences of an investment in the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board, the Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities are generally traded on a “net” basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid. The Fund anticipates that its transactions involving foreign securities will be effected through ADRs and on principal stock exchanges for such securities. Fixed commissions on foreign stock exchange transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign stock exchanges and brokers than in the U.S.

The Adviser may serve as investment adviser to other clients, including private investment companies, and the Adviser may in the future act as investment adviser to other registered investment companies. It is the practice of the Adviser to cause purchase and sale transactions to be allocated among the Fund and others whose assets are managed by the Adviser in such manner as it deems equitable. In making such allocations, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the Fund and the other client accounts. This procedure may, under certain circumstances, have an adverse effect on the Fund.

The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Adviser believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Adviser from obtaining high-quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies on its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

In seeking to implement the Trust’s policies, the Adviser effects transactions with brokers and dealers it believes provide the most favorable prices and are capable of providing efficient executions. The Adviser may place portfolio transactions with a broker or dealer that furnishes research and other services to the Adviser. Such services may include, but are not limited to, any one or more of the following: (1) information as to the availability of securities for purchase or sale, (2) statistical or factual information or opinions pertaining to investments, (3) wire services, (4) and appraisals or evaluations of portfolio securities. The information and services received by the Adviser from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Trust directly. While such services are useful and important in supplementing its own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce its expenses.

PROXY VOTING PROCEDURES

The Fund delegates its authority to vote proxies to the Adviser, subject to the supervision of the Board. The Adviser’s proxy voting policies are summarized below.

Policies of the Fund’s Adviser

It is the Adviser’s policy to vote all proxies received by the Fund in a timely manner. Upon receiving each proxy, the Adviser will review the issues presented and make a decision to vote for, vote against, or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted. The Adviser will consider information from a variety of sources in evaluating the issues presented in a proxy. The Adviser generally supports policies, plans, and structures that it believes gives quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners. Conversely, the Adviser generally opposes proposals that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment. The Adviser takes into account the following factors:

•                  The impact on the value of the securities.

•                  The anticipated costs and benefits associated with the proposal.

•                  The effect on liquidity.

•                  Customary industry and business practices.

Conflicts of Interest

The Adviser’s duty is to vote in the best interests of the Fund’s shareholders. Therefore, in situations where there is a conflict of interest between the interests of the Adviser, Underwriter, or any affiliated person and the interests of the Fund’s shareholders, the Adviser will take one of the following steps to resolve the conflict:

A.	If a proposal is addressed by the specific policies, the Adviser will vote in accordance with those policies.

B.	If the Adviser believes it is in the best interest of the Fund to depart from the specific policies provided, the Adviser will be subject to the requirements of C or D below, as applicable.

C.

If the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Adviser, the Adviser may vote such proxy as it determines to be in the best interest of the Fund, without taking any action described in D below, provided that such vote would be against the Adviser’s own interest in the matter (i.e., against the perceived or actual conflict). The Adviser will memorialize the rationale of such voted in writing.

D.

If the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Adviser, and the Adviser believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Adviser must take on of the following actions in voting such proxy: (1) delegate the voting decision for such proxy proposal to an independent third party; or (2) delegate the voting decision to any “independent” Trustee of the Fund, as applicable.

More Information

The actual voting records relating to portfolio securities during the 12-month period ending June 30 will be available on www.foolfunds.com without charge, upon request by calling toll-free, [                            ] or by accessing the SEC’s website at http://www.sec.gov. In addition, a copy of the Adviser’s proxy voting policies and procedures is available by calling [                          ] and will be sent within three business days of receipt of a request.

GENERAL INFORMATION

The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus titled “GENERAL INFORMATION.”

Anti-Money Laundering Program

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Underwriter and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new opening Account Applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Description of Shares

The Trust is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value. Currently, the Fund is the sole series of shares of the Trust, and all shares of the Fund represent a single class. However, the Board has the authority to establish additional series of shares (representing interests in separate investment portfolios of the Trust in addition to the Fund) and, subject to applicable rules, may establish two or more classes of shares of any series, with the differences in classes representing differences as to certain expenses and share distribution arrangements. Shares are fully paid and non-assessable and have no pre-emptive or conversion rights.

Shareholders of the Fund are entitled to vote, together with the holders of shares of any other series of the Trust, on the election or removal of Trustees and the ratification of the Trust’s independent registered public accounting firm when those matters are voted upon by shareholders. Shareholders are also entitled to vote on other matters as required by the 1940 Act, the Trust’s Declaration of Trust, the Trust’s By-Laws, any registration of the Trust with the SEC or any state, or as the Trustees may consider necessary or desirable. On these other matters, shares of the Fund will generally vote as a separate class from any other series of the Trust’s shares. Each share (and fractional share) is entitled to one vote (or fraction thereof). However, if shares of more than one series vote together on a matter as a single class, each share (or fraction thereof) will be entitled to the number of votes that equals the net asset value of such share (or fraction thereof) determined as of the applicable record date. All shares have non-cumulative voting rights, meaning that shareholders entitled to cast more than 50% of the votes for the election of Trustees can elect all of the Trustees standing for election if they choose to do so.

Trustee and Officer Liability

Under the Trust’s Declaration of Trust and its By-Laws, and under Delaware law, the Trustees, officers, employees, and certain agents of the Trust are entitled to indemnification under certain circumstances against liabilities, claims, and expenses arising from any threatened, pending, or completed action, suit, or proceeding to which they are made parties by reason of the fact that they are or were such Trustees, officers, employees, or agents of the Trust, subject to the limitations of the 1940 Act that prohibit indemnification that would protect such persons against liabilities to the Trust or its shareholders to which they would otherwise be subject by reason of their own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.

Independent Registered Public Accounting Firm

Grant Thornton LLP, 226 Causeway Street, Boston, MA 02114, is the independent registered public accounting firm of the Trust. The independent registered public accounting firm is responsible for auditing the financial statements of the Fund. The selection of the independent registered public accounting firm is approved annually by the Board.

Custodian

PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, PA 19153, serves as custodian of the Trust’s assets and is responsible for maintaining custody of the Fund’s cash and investments and retaining subcustodians, including in connection with the custody of foreign securities. Cash held by the custodian, which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits (currently, $250,000).

Administrator

The Trust has retained the Administrator, 301 Bellevue Parkway, Wilmington, DE 19809, to provide various administrative and accounting services necessary for the operations of the Trust and the Fund. Services provided by the Administrator include facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of the Fund’s general ledger, the preparation of the Fund’s financial statements, the determination of NAV, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax and other reports. [Fee information to be updated by pre-effective amendment.]  The Fund reimburses the Administrator for certain out-of-pocket expenses.

Legal Counsel

Schulte Roth & Zabel LLP, 919 Third Avenue, New York, NY, 10022, serves as counsel to the Trust.

Registration Statement

This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Trust has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the rules and regulations of the SEC. A text-only version of the Registration Statement is available on the SEC’s Internet website, www.sec.gov.

FINANCIAL STATEMENTS

The Fund is newly organized and has not yet issued any financial statements. Financial statements for the Fund’s first fiscal period will be available in the first shareholder report that the Fund issues following the date of this SAI.

APPENDIX A

Description of ratings used by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), and Moody’s Investors Service, Inc. (“Moody’s”):

S&P: Long-Term Issue Credit Ratings

AAA

An obligation rated “AAA” has the highest rating the S&P assigns. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated “AA” differs from the highest-rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in more highly rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations are likely to have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated “BB” is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated “B” is more vulnerable to non-payment then obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions are likely to impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

Moody’s: Corporate Bond Ratings

Aaa

Bonds rated as “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group, they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in “Aaa” securities.

A

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds rated “Baa” are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds rated “B” generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds rated “Caa” are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

Moody’s applies numerical modifiers – 1, 2, and 3 – in each generic rating classification from Aa through B in its corporate bond-rating system. The modifier “1” indicates that the security ranks in the higher end of its generic rating category, the modifier “2” indicates a mid-range ranking, and the modifier “3” indicates that the issue ranks in the lower end of its generic rating category.

PART C

OTHER INFORMATION

ITEM 23.  Exhibits.

Exhibit
Number	Description

23(a)(1)	Certificate of Trust, filed herewith.

23(a)(2)	Declaration of Trust, filed herewith.

23(b)	By-Laws of Registrant, filed herewith.

23(c)	Incorporated by reference to Declaration of Trust and Bylaws.

23(d)	Form of Investment Advisory Agreement between Registrant and Motley Fool Asset Management, LLC (the “Adviser”).*

23(e)(1)	Form of Underwriting Agreement between Registrant and PFPC Distributors, Inc. (the “Underwriter”).*

23(e)(2)	Form of Distribution Services Agreement between the Adviser and the Underwriter.*

23(f)	Not applicable.

23(g)	Form of Custodian Agreement between Registrant and PFPC Trust Company.*

23(h)(1)	Form of Administration Agreement between Registrant and PNC Global Investment Servicing Inc.*

23(h)(2)	Form of Transfer Agent Agreement between Registrant and PNC Global Investment Servicing Inc.*

23(h)(3)	Form of Expense Limitation and Reimbursement Agreement between Registrant and the Adviser.*

23(i)	Opinion of Counsel.*

23(j)	Consent of Independent Registered Public Accounting Firm.*

23(k)	Not applicable.

23(l)	Form of Initial Capital Agreement.*

23(m)	Not applicable.

23(n)	Not applicable.

23(o)	Not applicable.

23(p)(1)	Code of Ethics of Registrant.*

23(p)(2)	Code of Ethics of the Adviser.*

* To be filed by amendment.

ITEM 24.                                             Persons Controlled by or Under Common Control with Registrant.

Not applicable.  No shares of Registrant are presently outstanding.

ITEM 25.                                             Indemnification.

Article VII of the Registrant’s Declaration of Trust provides for indemnification of officers and Trustees as follows:

“Section 2.                                    Indemnification and Limitation of Liability.

The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Investment Adviser or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and the Trust out of its assets shall indemnify and hold harmless each and every Trustee from and against any and all claims and demands whatsoever arising out of or related to each Trustee’s performance of his duties as a Trustee of the Trust to the fullest extent permitted by law; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee from or against any liability to the Trust or any Shareholder to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

Section 3.                                            Trustee’s Good Faith Action; Expert Advice; No Bond or Surety.

The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested.  A Trustee shall be liable to the Trust and to any Shareholder solely for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law.  The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice.  The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

Section 4.                                            Insurance.

The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he becomes involved by virtue of his capacity or former capacity with the Trust.”

[Additional information to be completed by amendment.]

ITEM 26.                                             Business and Other Connections of Investment Adviser.

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each director, officer, or partner of the Adviser, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, employee, partner or trustee, is set forth in the Form ADV of the Adviser, [as filed with the Securities and Exchange Commission (the “SEC”) on [                          ], and is incorporated herein by this reference.]

[To be completed by pre-effective amendment]

ITEM 27.                                             Principal Underwriters.

(a) The Underwriter is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority.  [To be completed by amendment.]

(b) [To be completed by amendment.]

(c) Inapplicable.

ITEM 28.                                             Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Registrant by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder, are maintained at the offices of:

[To be completed by amendment.]

ITEM 29.               Management Services.

Not Applicable.

ITEM 30.               Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Alexandria, and the Commonwealth of Virginia, on the 16th day of January, 2009.

The Motley Fool Funds Trust

By:	/s/ Peter E. Jacobstein
Peter E. Jacobstein
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Peter E. Jacobstein
Peter E. Jacobstein	Trustee and President	January 16, 2009

/s/ Ollen C. Douglass
Ollen C. Douglass	Treasurer	January 16, 2009

INDEX TO EXHIBITS

23(a)(1)                                Certificate of Trust.

23(a)(2)                                Declaration of Trust.

23(b)                                             By-Laws.